UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2006

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2006 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 7, 2006.

Stock Fund

Established 1965

(Closed to New Investors)

Semi-Annual Report

June 30, 2006

2006

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  June 30, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/06 SF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 6.2% for the six months ended June 30, 2006, compared to a total return of 2.7% for the Standard & Poor’s 500 Index (S&P 500). Longer term results can be found on the following page. At quarter end, the Fund had net assets of $57.3 billion with a cash position of 4.5%.

Digging into the Fund: What Helped and What Hurt Over the First Six Months of 2006

The Fund outperformed the S&P 500 Index by 3.5% for the first six months of the year. Key contributors to the Fund’s performance included:

•	The Fund’s holdings in the Consumer Discretionary sector, in combination with a higher overall weighting, provided the largest contribution to returns. Selected Media stocks, including Comcast (up 26%) and News Corp. (up 24%), performed well in the first half of 2006 (after a disappointing 2005).

•	Holdings in the Information Technology sector also performed better than the corresponding S&P 500 sector (up 2% versus down 5%). Technology was the weakest area of the market during the first half of the year. Approximately 12% of the Fund is invested in a wide array of technology stocks with price-to-sales valuations of 1.3 times or less, indicating investors’ modest expectations for the future growth in revenues and profit margins. While we have increased the Fund’s exposure to certain companies whose valuations have declined dramatically, we continue to avoid technology companies where valuations remain much higher, indicating that revenue and margin expectations are still quite high.

•	Energy holdings continued to perform well, rising 18% in the aggregate, with 9% of the Fund invested in the sector, compared to 10% for the S&P 500. Over the long term, we expect the demand for oil in the developing world will continue to rise. Despite the rapid appreciation of energy companies over the past few years, the fundamental outlook remains positive and we want to retain some ownership in this area.

Conversely, the Fund’s single Telecom holding, Vodafone, was up only 2% versus the S&P 500 sector return of 14%. Additionally, a number of individual holdings which detracted from returns year-to-date included Dow Chemical (down 9%), HCA (down 14%), WellPoint (down 9%) and Cardinal Health (down 6%).

Current Strategy: It’s All Relative

Changes in the Fund’s holdings occur gradually over time—which should come as no surprise—given our long-term investment horizon. In fact, the current Fund holdings remain quite similar to those at year-end 2005. When we do make changes, they can be in response to changes in company fundamentals, or may be in response to changes in the relative valuations within our investment universe. In concept, we are “re-buying” the entire portfolio each day. It is a “bottom-up” process—a security-by-security analysis.

For example, the valuations of a number of the Fund’s holdings in the Industrials, Energy and Materials sectors have increased significantly during these recent years of economic expansion. On a price-to-sales measure, several companies were selling at or near their five-year highs during the first half of 2006, and we made the decision to sell Fluor, Rio Tinto and Amerada Hess. We continue to believe that these companies have attractive business opportunities ahead—a negative fundamental outlook is not the reason we decided to sell these positions. Rather, since a more optimistic outlook for future earnings is now incorporated in the higher stock prices, we look for more compelling relative valuations and investment opportunities elsewhere. We assess these trade-offs continually. The valuation of each company drives our individual security decisions, and relative valuation between companies is a key component in the evolution of the Fund’s overall portfolio structure.

So where did we redeploy the proceeds from the trims and sales? A number of opportunities came into view (again, we are merely responding to changes in company valuations, as presented to us by prices in the stock market each day). Many of the Fund’s new purchases and additions were in Technology, Media and Health Care. For example, we started positions in Dell Computer and Echostar Communications, and added to the Fund’s holdings in Pfizer and Sanofi-Aventis. These companies are in sectors which have had some of the most dramatic re-valuations since the speculative equity market peaked in 2000. It has taken some years for those high valuations to decline to attractive levels, but we now believe that the lower investor expectations are more reasonable for some of these former “growth” companies.

This discussion is not so much to highlight specific buys and sells, but rather to try to communicate the process by which we develop the Fund’s strategy over time. The daily assessment of trade-offs between alternative investments, considering both fundamentals and price, results in periodic changes in the Fund’s holdings. These individual decisions cumulate over time to determine the overall equity strategy. While we are reassessing the portfolio daily, changes are made incrementally. For the first six months of the year, the Fund’s turnover ratio was just 7%.

1 / Dodge & Cox Stock Fund

In Conclusion: A Focus on Long-Term Growth Opportunities

While we focus our efforts on a company’s long-term fundamentals in relation to its current valuation, many market participants are decidedly more short-term in orientation. The first half of 2006 (and the second quarter in particular) was marked by volatile market conditions. Rising interest rates, elevated oil prices and heightened conflict in the Middle East have led to greater uncertainty and gyrating returns for some public companies. For example, at the close of the market on Monday, June 27, the Fund had a total return of 3.0% year-to-date (versus the S&P 500’s 0.1%). Three days later, at the end of the second quarter, the Fund had a year-to-date return of 6.2% (versus the S&P 500’s 2.7%). It is during these short-term fluctuations that we like to remind you of our unwavering focus on long-term fundamentals when investing in individual companies.

Going forward, we are encouraged by the long-term economic prospects for both the United States and the developing world. Currently, the U.S. consumer represents about 20% of global GDP. Given the many years of high spending and consumption, the U.S. consumer clearly is not a source of “pent up” purchasing power, yet some of the worries about consumer spending appear to be exaggerated. While we expect the domestic consumer to continue spending apace, we believe that the incremental purchasing power gains of the consumer in the developing world will be even more conspicuous over the coming years. The developing world is home to roughly 5.5 billion people, many of whom enjoy increasing individual economic freedoms, often leading to growing per capita income and increasing prosperity. In our view, the consumer in the developing world is a powerful source of future economic growth, and many of the Fund’s holdings are positioned to take advantage of this opportunity. We will address this investment theme further in upcoming shareholder letters.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

August 4, 2006

Growth of $10,000 Over 10 Years

For an investment made on June 30, 1996

Average Annual Total Return

for periods ended June 30, 2006

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	15.31%	10.58%	14.21%	14.25%
S&P 500	8.67	2.50	8.32	11.03

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 Index (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2006	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,061.50	$2.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.21	2.61

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Stock Fund

Fund Information	June 30, 2006

General Information

Net Asset Value Per Share	$144.48
Total Net Assets (billions)	$57.3
Expense Ratio (annualized)	0.52%
2005 Portfolio Turnover Rate	12%
30-Day SEC Yield(a)	1.28%
Fund Inception	1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 22 years.

Portfolio Characteristics	Fund	S&P 500
Number of Stocks	83	500
Median Market Capitalization (billions)	$22	$12
Weighted Avg. Market Capitalization (billions)	$63	$86
Price-to-Earnings Ratio	14.4x	14.8x
Foreign Stocks(b) (% of Fund)	16.9%	0.0%

Ten Largest Holdings(c)	Fund
Hewlett-Packard Co.	3.8%
Comcast Corp. Class A	3.5
News Corp. Class A	3.1
Pfizer, Inc.	2.9
Sony Corp. ADR (Japan)	2.8
Sanofi-Aventis ADR (France)	2.6
Chevron Corp.	2.6
Time Warner, Inc.	2.4
Union Pacific Corp.	2.4
FedEx Corp.	2.4

Asset Allocation

Sector Diversification	Fund	S&P 500
Consumer Discretionary	20.8%	10.2%
Health Care	16.3	12.3
Financials	16.1	21.4
Information Technology	12.9	14.8
Energy	9.2	10.2
Industrials	8.1	11.7
Materials	5.1	3.1
Consumer Staples	4.3	9.6
Utilities	1.6	3.4
Telecommunication Services	1.1	3.3

(a)  SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.

(b)  Foreign stocks are U.S. dollar-denominated.

(c)  The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

Dodge & Cox Stock Fund / 4

Portfolio of Investments (unaudited)	June 30, 2006

COMMON STOCKS: 95.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 20.8%
AUTOMOBILES & COMPONENTS: 0.5%
Honda Motor Co., Ltd. ADR(b) (Japan)	8,550,300	$272,070,546

CONSUMER DURABLES & APPAREL: 5.8%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	63,864,700	1,349,461,111
Sony Corp. ADR(b) (Japan)	36,617,700	1,612,643,508
Thomson ADR(b) (France)	6,586,000	108,669,000
VF Corp.	3,458,900	234,928,488

		3,305,702,107
CONSUMER SERVICES: 2.1%
McDonald’s Corp.	36,733,900	1,234,259,040

MEDIA: 10.4%
Comcast Corp., Class A(a)	60,418,191	1,978,091,573
Discovery Holdings Co., Series A(a)	1,119,213	16,374,086
EchoStar Communications Corp.(a)	7,473,898	230,270,797
Interpublic Group of Companies, Inc.(a),(c)	26,699,200	222,938,320
Liberty Capital, Series A(a)	2,396,380	200,744,753
Liberty Interactive, Series A(a)	8,853,900	152,818,314
News Corp., Class A	91,295,238	1,751,042,665
Time Warner, Inc.	80,528,400	1,393,141,320

		5,945,421,828
RETAILING: 2.0%
Federated Department Stores, Inc.	11,119,006	406,955,620
Gap, Inc.	22,553,600	392,432,640
Genuine Parts Co.(c)	8,931,300	372,077,958

		1,171,466,218

		11,928,919,739
CONSUMER STAPLES: 4.3%
FOOD & STAPLES RETAILING: 2.3%
Wal-Mart Stores, Inc.	27,098,900	1,305,354,013

FOOD, BEVERAGE & TOBACCO: 1.5%
Unilever NV(b) (Netherlands)	38,041,400	857,833,570

HOUSEHOLD & PERSONAL PRODUCTS: 0.5%
Avon Products, Inc.	9,117,600	282,645,600

		2,445,833,183
ENERGY: 9.2%
Baker Hughes, Inc.	9,691,350	793,236,997
Chevron Corp.	23,696,971	1,470,634,020
ConocoPhillips	11,456,900	750,770,657
Exxon Mobil Corp.	9,203,500	564,634,725
Occidental Petroleum Corp.	5,138,900	526,994,195
Royal Dutch Shell PLC ADR(b) (United Kingdom)	10,407,864	727,197,458
Schlumberger, Ltd.	6,323,700	411,736,107

		5,245,204,159

	SHARES	VALUE
FINANCIALS: 16.1%
BANKS: 3.6%
Golden West Financial Corp.	9,075,700	$673,416,940
Wachovia Corp.	18,456,200	998,111,296
Wells Fargo & Co.	6,030,500	404,525,940

		2,076,054,176
DIVERSIFIED FINANCIALS: 3.7%
Capital One Financial Corp.	11,997,500	1,025,186,375
Citigroup, Inc.	22,153,100	1,068,665,544

		2,093,851,919
INSURANCE: 6.9%
Aegon NV(b) (Netherlands)	35,029,314	597,950,390
Chubb Corp.	11,446,600	571,185,340
Genworth Financial, Inc., Class A	8,845,000	308,159,800
Loews Corp.	22,495,900	797,479,655
MBIA, Inc.	2,912,726	170,540,107
Safeco Corp.	5,545,000	312,460,750
St. Paul Travelers Companies, Inc.	22,745,350	1,013,987,703
UnumProvident Corp.	11,719,700	212,478,161

		3,984,241,906
REAL ESTATE: 1.9%
Equity Office Properties Trust(c)	23,341,200	852,187,212
Equity Residential Properties Trust	4,804,050	214,885,157

		1,067,072,369

		9,221,220,370
HEALTH CARE: 16.3%
HEALTH CARE EQUIPMENT & SERVICES: 7.1%
Becton, Dickinson & Co.	4,210,850	257,409,261
Cardinal Health, Inc.	20,452,350	1,315,699,676
HCA, Inc.(c)	23,884,800	1,030,629,120
Health Management Associates, Inc.	10,779,802	212,469,897
Thermo Electron Corp.(a),(c)	9,111,300	330,193,512
WellPoint, Inc.(a)	12,480,700	908,220,539

		4,054,622,005
PHARMACEUTICALS & BIOTECHNOLOGY: 9.2%
Bristol-Myers Squibb Co.	12,784,650	330,611,049
GlaxoSmithKline PLC ADR(b) (United Kingdom)	13,163,800	734,540,040
Pfizer, Inc.	71,009,345	1,666,589,327
Sanofi-Aventis ADR(b) (France)	30,679,000	1,494,067,300
Schering-Plough Corp.	30,454,000	579,539,620
Wyeth	11,339,900	503,604,959

		5,308,952,295

		9,363,574,300

5 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 8.1%
CAPITAL GOODS: 2.7%
American Power Conversion Corp.(c)	11,031,985	$215,013,388
Masco Corp.	12,308,500	364,823,940
Tyco International, Ltd.	29,565,500	813,051,250
Volvo AB ADR(b) (Sweden)	3,751,400	183,856,114

		1,576,744,692
COMMERCIAL SERVICES & SUPPLIES: 0.6%
Pitney Bowes, Inc.	8,297,850	342,701,205

TRANSPORTATION: 4.8%
FedEx Corp.	11,556,300	1,350,469,218
Union Pacific Corp.(c)	14,820,650	1,377,727,624

		2,728,196,842

		4,647,642,739
INFORMATION TECHNOLOGY: 12.9%
SOFTWARE & SERVICES: 3.4%
BMC Software, Inc.(a),(c)	15,445,500	369,147,450
Computer Sciences Corp.(a),(c)	12,858,900	622,885,116
Compuware Corp.(a),(c)	19,312,600	129,394,420
Electronic Data Systems Corp.(c)	34,711,300	835,153,878

		1,956,580,864
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.5%
Avaya, Inc.(a),(c)	31,094,924	355,104,032
Dell, Inc.(a)	15,748,000	384,408,680
Hewlett-Packard Co.	67,549,134	2,139,956,565
Hitachi, Ltd. ADR(b) (Japan)	4,422,900	292,221,003
Lexmark International, Inc.(a)	140,900	7,866,447
Motorola, Inc.	29,338,200	591,164,730
NCR Corp.(a)	7,404,000	271,282,560
Sun Microsystems, Inc.(a)	113,073,300	469,254,195
Xerox Corp.(a),(c)	64,145,600	892,265,296

		5,403,523,508

		7,360,104,372
MATERIALS: 5.1%
Akzo Nobel NV ADR(b),(c) (Netherlands)	12,807,223	688,644,381
Alcoa, Inc.	7,860,683	254,371,702
Dow Chemical Co.	30,319,180	1,183,357,595
International Paper Co.	6,923,400	223,625,820
Nova Chemicals Corp.(b),(c) (Canada)	4,740,470	136,478,131
Rohm and Haas Co.	8,567,100	429,383,052

		2,915,860,681
TELECOMMUNICATION SERVICES: 1.1%
Vodafone Group PLC ADR(b) (United Kingdom)	29,485,300	628,036,890

		628,036,890

	SHARES	VALUE
UTILITIES: 1.6%
Duke Energy Corp.	23,855,700	$700,641,909
FirstEnergy Corp.	4,474,700	242,573,487

		943,215,396
TOTAL COMMON STOCKS (Cost $41,145,158,478)		54,699,611,829

SHORT-TERM INVESTMENTS: 4.6%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$285,161,764	$285,161,764
State Street Repurchase Agreement 4.3%, 7/3/06, maturity value $1,276,442,228 (collateralized by U.S. Treasury Securities, value $1,301,514,725, 4.125%, 8/15/08)	1,275,985,000	1,275,985,000
United States Treasury Bills
7/20/06	200,000,000	199,512,333
8/10/06	300,000,000	298,436,667
9/14/06	300,000,000	297,021,875
10/5/06	300,000,000	296,160,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,652,277,639)		2,652,277,639

TOTAL INVESTMENTS (Cost $43,797,436,117)	100.1%	57,351,889,468
OTHER ASSETS LESS LIABILITIES	(0.1%)	(63,527,219)

TOTAL NET ASSETS	100.0%	$57,288,362,249

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Note 5 regarding holdings of 5% voting securities

ADR: American Depository Receipt

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 6

Statement of Assets and Liabilities (unaudited)

June 30, 2006
Assets:
Investments, at value
Unaffiliated issuers (cost $37,468,113,627)	$49,610,694,011
Affiliated issuers (cost $6,329,322,490)	7,741,195,457

57,351,889,468

Receivable for investments sold	8,660,899
Receivable for Fund shares sold	52,587,171
Dividends and interest receivable	113,403,855
Prepaid expenses and other assets	87,059

57,526,628,452

Liabilities:
Payable for investments purchased	174,266,364
Payable for Fund shares redeemed	38,046,643
Management fees payable	23,153,201
Accrued expenses	2,799,995

238,266,203

Net Assets	$57,288,362,249

Net Assets Consist of:
Paid in capital	$41,839,595,854
Undistributed net investment income	34,894,136
Undistributed net realized gain on investments	1,859,418,908
Net unrealized appreciation on investments	13,554,453,351

$57,288,362,249

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	396,516,376
Net asset value per share	$144.48

Statement of Operations (unaudited)

Six Months Ended June 30, 2006
Investment Income:
Dividends (net of foreign taxes of $12,117,571)
Unaffiliated issuers	$403,162,722
Affiliated issuers	56,217,874
Interest	75,648,858

535,029,454

Expenses:
Management fees	139,145,549
Custody and fund accounting fees	385,205
Transfer agent fees	3,709,325
Professional services	37,998
Shareholder reports	1,102,859
Registration fees	351,631
Trustees’ fees	82,500
Miscellaneous	174,596

144,989,663

Net Investment Income	390,039,791

Realized and Unrealized Gain on Investments:
Net realized gain
Unaffiliated issuers	1,292,161,577
Affiliated issuers	567,257,331
Net change in unrealized appreciation	1,001,064,131

Net realized and unrealized gain	2,860,483,039

Net Increase in Net Assets from Operations	$3,250,522,830

Statement of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment income	$390,039,791	$605,010,646
Net realized gain	1,859,418,908	1,130,060,343
Net change in unrealized appreciation	1,001,064,131	2,657,836,787

Net increase in net assets from operations	3,250,522,830	4,392,907,776

Distributions to Shareholders from:
Net investment income	(357,818,445)	(611,260,756)
Net realized gain	(101,086,348)	(1,222,133,564)

Total distributions	(458,904,793)	(1,833,394,320)

Fund Share Transactions:
Proceeds from sale of shares	5,321,638,486	9,806,907,602
Reinvestment of distributions	422,688,806	1,700,707,781
Cost of shares redeemed	(3,431,792,395)	(5,149,262,920)

Net increase from Fund share transactions	2,312,534,897	6,358,352,463

Total increase in net assets	5,104,152,934	8,917,865,919

Net Assets:
Beginning of period	52,184,209,315	43,266,343,396

End of period (including undistributed net investment income of $34,894,136 and $2,672,790, respectively)	$57,288,362,249	$52,184,209,315

Share Information:
Shares sold	37,152,113	74,426,365
Distributions reinvested	2,934,514	12,641,751
Shares redeemed	(23,878,985)	(39,005,611)

Net increase in shares outstanding	16,207,642	48,062,505

7 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders.

Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Dodge & Cox Stock Fund / 8

Notes to Financial Statements (unaudited) (continued)

Book/tax differences are primarily due to differing treatments of net short-term realized gain. At June 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the period ended June 30, 2006 were characterized as follows for federal income tax purposes:

Ordinary income ($.91 per share)	$357,818,445
Long-term capital gain ($.258 per share)	101,086,348

Total distributions ($1.168 per share)	$458,904,793

At June 30, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$13,791,213,425
Unrealized depreciation	(236,760,074)

Net unrealized appreciation	13,554,453,351
Undistributed ordinary income	121,508,122
Undistributed long-term capital gain	1,772,804,922

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2006, purchases and sales of securities, other than short-term securities, aggregated $5,892,029,696 and $3,815,261,375, respectively.

Note 5 — Holdings of 5% Voting Securities

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the period ended June 30, 2006. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period

Akzo Nobel NV ADR (Netherlands)	16,294,523	4,500	(3,491,800)	12,807,223	$11,000,100		$—	(c)

American Power Conversion Corp.	6,347,281	4,684,704	—	11,031,985	1,460,153		215,013,388

Avaya, Inc.	31,552,500	13,800	(471,376)	31,094,924	—	(b)	355,104,032

BMC Software, Inc.	15,440,000	5,500	—	15,445,500	—	(b)	369,147,450

Computer Sciences Corp.	12,853,900	5,000	—	12,858,900	—	(b)	622,885,116

Compuware Corp.	19,297,600	15,000	—	19,312,600	—	(b)	129,394,420

Dillard's, Inc. Class A	5,161,600	—	(5,161,600)	—	138,245		—	(c)

Electronic Data Systems Corp.	34,697,300	14,000	—	34,711,300	3,469,730		835,153,878

Engelhard Corp.	8,265,600	—	(8,265,600)	—	991,872		—	(c)

Equity Office Properties Trust	23,332,200	9,000	—	23,341,200	15,402,222		852,187,212

Fluor Corp.	4,362,050	—	(4,362,050)	—	—		—	(c)

Genuine Parts Co.	8,926,300	5,000	—	8,931,300	6,025,252		372,077,958

HCA, Inc.	20,475,800	3,409,000	—	23,884,800	6,603,256		1,030,629,120

Interpublic Group of Companies, Inc.	17,478,300	9,220,900	—	26,699,200	—	(b)	222,938,320

Nova Chemicals Corp. (Canada)	4,737,970	2,500	—	4,740,470	707,631		136,478,131

Thermo Electron Corp.	8,906,800	204,500	—	9,111,300	—	(b)	330,193,512

Union Pacific Corp.	14,815,250	5,400	—	14,820,650	8,889,150		1,377,727,624

Whirlpool Corp.	3,558,750	—	(3,558,750)	—	1,530,263		—	(c)

Xerox Corp.	64,118,600	27,000	—	64,145,600	—	(b)	892,265,296

					$56,217,874		$7,741,195,457

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

9 / Dodge & Cox Stock Fund

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Six Months Ended June 30,	Year Ended December 31,
	2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$137.22	$130.22	$113.78	$ 88.05	$100.51	$ 96.67

Income from investment operations:
Net investment income	0.99	1.68	1.54	1.60	1.53	1.72
Net realized and unrealized gain (loss)	7.44	10.36	20.08	26.59	(12.06)	7.05

Total from investment operations	8.43	12.04	21.62	28.19	(10.53)	8.77

Distributions to shareholders from:
Net investment income	(0.91)	(1.70)	(1.53)	(1.62)	(1.51)	(1.73)
Net realized gain	(0.26)	(3.34)	(3.65)	(0.84)	(0.42)	(3.20)

Total distributions	(1.17)	(5.04)	(5.18)	(2.46)	(1.93)	(4.93)

Net asset value, end of period	$144.48	$137.22	$130.22	$113.78	$ 88.05	$100.51

Total return	6.15%	9.36%	19.16%	32.35%	(10.52)%	9.33%
Ratios/supplemental data:
Net assets, end of period (millions)	$57,288	$52,184	$43,266	$29,437	$14,036	$9,396
Ratio of expenses to average net assets	0.52%*	0.52%	0.53%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.40%*	1.29%	1.32%	1.72%	1.74%	1.80%
Portfolio turnover rate	7%	12%	11%	8%	13%	10%

*	Annualized

See accompanying Notes to Financial Statements.

Fund Holdings

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

Dodge & Cox Stock Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer & Chief Investment Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

International

Stock Fund

Established 2001

Semi-Annual Report

June 30, 2006

2006

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  June 30, 2006, the end of the reporting period.  Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/06 ISF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 11.2% for the six months ended June 30, 2006, compared to a total return of 10.2% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). Longer-term results can be found on the following page. At quarter end, the Fund had net assets of $21.2 billion with a cash position of 4.9%.

Performance Review

For the first six months of 2006, the Fund performed well on an absolute basis and relative to the MSCI EAFE. The following factors contributed to performance:

•	The Fund’s investments in the Energy sector averaged a total return of 24% compared to 12% for the MSCI EAFE Energy sector. Notable performers included Schlumberger, Norsk Hydro and Petrobras, which had total returns of 34%, 32% and 27%, respectively.

•	The Fund’s investments in the Industrials sector averaged a total return of 18% compared to 8% for the MSCI EAFE Industrials sector. Notable performers included Nexans and Sulzer, which had total returns of 52% and 43%, respectively.

In contrast, the Fund’s holdings in emerging markets, except for Brazil, detracted from results as these markets declined significantly in the period following the market peak of May 9, 2006. Weak performers year-to-date included LG.Philips (down 16%), Standard Bank Group (down 8%) and Kasikornbank (down 9%).

Changes in foreign currencies had a positive effect on the Fund’s performance, as developed and emerging market currencies appreciated against the U.S. dollar. As always, we focus on the medium and long-term effects of currency changes on a company’s operations and finances, not on predicting short-term currency fluctuations.

A Wild Ride

International equity markets advanced until May of this year, continuing the upward trend of the past three years as global economic growth continued at a healthy pace. By May 9th, developed markets were up 19% and emerging markets were up 26%. Then equity markets tumbled from May 9th to June 13th— developed markets were down 15% and emerging markets were down 24%. Markets then sharply rebounded over the next two weeks—developed markets were up 8% and emerging markets were up 13%. This equity market volatility reflects uncertainty about continued global economic growth, the outlook for inflation and geopolitical stability.

In our experience, it seems unlikely that long-term company earnings and cash flow prospects have changed as dramatically, up or down, as the recent market volatility would suggest. While we do not dismiss current concerns, we remain optimistic that the underpinnings for long-term global growth remain intact. The participation of a greater portion of the world in free market economies, significant economic improvement in the developing world, and economic expansion in Japan after years of low or no growth are some of the elements that give us confidence in the global economy’s long-term prospects.

In determining which investments we want to own in the Fund, we are guided by an individual company’s long-term earnings and cash flow prospects in relation to its current valuation. Our focus on the three-to-five year investment horizon enables us to respond to opportunities presented by short-term fluctuations in a company’s share price. When we take a step back and review the individual investment decisions over the past six months, two themes emerge:

•	Adding selectively to holdings in emerging markets.

Since May 9th, we have found opportunities to add selectively to holdings in emerging markets whose long-term earnings and cash flow prospects have remained intact, and where market declines provided lower valuations. For example, we added to the Fund’s holdings in Grupo Televisa (a leading television and media company in Mexico), Standard Bank Group (one of the largest banks in South Africa) and Kookmin Bank (the largest bank in South Korea).

•	Continuing to add to dominant companies at low-to-reasonable valuations.

The largest fifty companies represented in the MSCI EAFE (representing about a third of global market value outside the U.S.) can be considered a proxy of investors’ perceptions of dominant companies. As valuations have declined, we have increased the Fund’s exposure: 29% of the Fund is now invested in a selection from this group, up from only 19% three years

1 / Dodge & Cox International Stock Fund

ago. Current holdings in this group include Nokia, GlaxoSmithKline and Vodafone.

One new holding in the Fund, HSBC Holdings, exemplifies this theme. Headquartered in the U.K., HSBC is one of the largest banks in the world and is present in 76 countries through 9,500 branches. The company has a global franchise with strengths in the United Kingdom, Mexico, U.S., Hong Kong and the Middle East. Given its size, geographic footprint and history of conservative management, we have followed HSBC closely for many years, though we had not owned it in light of its historic premium valuation. Recently, HSBC’s valuation has declined to the point where it no longer trades at a premium to its global peers, partly reflecting general skepticism about management’s ability to grow such a large enterprise. We believe HSBC’s current valuation does not reflect the attractive growth opportunities provided by its conservative balance sheet and global presence.

Outlook

Despite the recent market volatility, we remain persistent investors when a company’s current valuation appears attractive in relation to its longer-term fundamentals. We caution you that future returns for the Fund and the market are unlikely to keep pace with the returns of the past three years. We focus on the long-term growth prospects of international investing and urge you to share this perspective.

In Closing

Thank you for your continued confidence in the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

Sincerely,

Harry R. Hagey Chairman	Diana S. Strandberg Vice President

August 4, 2006

Growth of $10,000 Since Inception

For an investment made on April 30, 2001

Average Annual Total Return

for periods ended June 30, 2006

	1 Year	3 Years	5 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	27.64%	33.39%	16.39	%*	15.17	%*
MSCI EAFE	26.57	23.94	10.02		8.04

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2006	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,112.20	$3.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.49	3.34

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox International Stock Fund

Fund Information	June 30, 2006

General Information

Net Asset Value Per Share	$38.96
Total Net Assets (billions)	$21.2
Expense Ratio (annualized)	0.67%
2005 Portfolio Turnover Rate	7%
30-Day SEC Yield(a)	1.50%
Fund Inception Date	May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 16 years.

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	79	1,171
Median Market Capitalization (billions)	$13	$3
Weighted Avg. Market Capitalization (billions)	$53	$49
Price-to-Earnings Ratio	12.7x	13.4x
Countries Represented	19	21
Emerging Markets (Brazil, Israel, Mexico, South Africa, South Korea, Thailand)	14.2%	0.0%

Ten Largest Holdings(b)	Fund
Sanofi-Aventis (France)	3.3%
News Corp. Class A (United States)	3.1
GlaxoSmithKline PLC ADR (United Kingdom)	2.5
Royal Bank of Scotland Group PLC (United Kingdom)	2.4
Hitachi, Ltd. (Japan)	2.4
Mitsubishi UFJ Financial Group ADR (Japan)	2.3
Sony Corp. (Japan)	2.3
Royal Dutch Shell PLC ADR (United Kingdom)	2.2
Central Japan Railway Co. (Japan)	2.1
Infineon Technologies AG (Germany)	2.1

Asset Allocation

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	35.4%	43.4%
Japan	22.3	24.5
United Kingdom	14.8	24.2
Pacific (excluding Japan)	7.4	7.9
Latin America	7.3	0.0
United States	5.2	0.0
Africa	1.4	0.0
Middle East	0.9	0.0
Canada	0.4	0.0

Sector Diversification	Fund	MSCI EAFE
Financials	21.2%	29.3%
Consumer Discretionary	14.8	11.9
Information Technology	11.3	5.7
Materials	10.9	8.5
Industrials	9.1	10.8
Energy	8.1	8.1
Consumer Staples	7.6	7.6
Health Care	7.2	7.8
Telecommunication Services	3.9	5.2
Utilities	1.0	5.1

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

Dodge & Cox International Stock Fund / 4

Portfolio of Investments (unaudited)	June 30, 2006

COMMON STOCKS: 91.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.8%
AUTOMOBILES & COMPONENTS: 2.1%
Honda Motor Co., Ltd. ADR(b) (Japan)	13,730,800	$436,914,056

CONSUMER DURABLES & APPAREL: 8.1%
Consorcio Ara SA de CV(c) (Mexico)	20,679,800	85,153,458
Corporacion Geo SA de CV, Series B(a),(c) (Mexico)	42,105,400	139,519,095
Electrolux AB, Series B (Sweden)	197,800	2,858,401
Husqvarna AB, Series B(a) (Sweden)	2,698,100	32,523,038
Matsushita Electric Industrial Co., Ltd. (Japan)	21,291,000	449,298,890
Sony Corp. (Japan)	10,837,600	478,240,825
Thomson(c) (France)	13,868,792	229,363,776
Yamaha Corp.(c) (Japan)	16,151,400	303,438,570

		1,720,396,053
MEDIA: 4.6%
Grupo Televisa SA de CV ADR(b) (Mexico)	16,131,720	311,503,513
News Corp., Class A (United States)	34,773,192	666,949,823

		978,453,336

		3,135,763,445
CONSUMER STAPLES: 7.2%
FOOD, BEVERAGE & TOBACCO: 6.4%
Cott Corp.(a),(b) (Canada)	2,205,100	28,798,606
Fomento Economico Mexicano SA de CV ADR(b) (Mexico)	2,714,058	227,220,936
Nestle SA (Switzerland)	1,321,000	414,922,907
Tesco PLC (United Kingdom)	71,164,379	439,534,862
Tiger Brands, Ltd. (South Africa)	3,703,360	74,118,851
Unilever NV(b) (Netherlands)	7,451,700	168,035,835

		1,352,631,997
HOUSEHOLD & PERSONAL PRODUCTS: 0.8%
Aderans Co., Ltd.(c) (Japan)	2,733,200	73,799,266
Avon Products, Inc. (United States)	3,450,000	106,950,000

		180,749,266

		1,533,381,263
ENERGY: 6.5%
Norsk Hydro ASA ADR(b) (Norway)	11,800,500	315,191,355
Royal Dutch Shell PLC ADR(b) (United Kingdom)	6,851,600	458,920,168
Schlumberger, Ltd. (United States)	5,100,000	332,061,000
Total SA (France)	4,202,000	276,521,622

		1,382,694,145
FINANCIALS: 20.5%
BANKS: 14.3%
DBS Group Holdings, Ltd. (Singapore)	35,642,000	407,568,752
Grupo Financiero Banorte SA (Mexico)	43,834,600	101,651,051
HSBC Holdings PLC (United Kingdom)	22,500,000	395,890,890
Kasikornbank PLC Foreign (Thailand)	51,743,400	82,800,299
Kasikornbank PLC NVDR (Thailand)	60,787,500	94,083,486
Kookmin Bank ADR(b) (South Korea)	2,768,600	229,959,916

	SHARES	VALUE
Mitsubishi UFJ Financial Group ADR(b) (Japan)	35,314,400	$492,635,880
Royal Bank of Scotland Group PLC (United Kingdom)	15,750,972	517,873,053
Shinsei Bank, Ltd. (Japan)	63,453,000	401,987,286
Standard Bank Group, Ltd. (South Africa)	20,196,234	216,891,216
Standard Chartered PLC (United Kingdom)	3,455,000	84,334,676

		3,025,676,505
DIVERSIFIED FINANCIALS: 1.9%
Credit Suisse Group (Switzerland)	7,195,000	402,550,407

INSURANCE: 4.3%
Aegon NV (Netherlands)	11,144,125	190,574,615
Converium Holdings AG(c) (Switzerland)	8,918,646	97,389,820
Swiss Life Holding (Switzerland)	1,051,770	246,478,349
Swiss Reinsurance(a) (Switzerland)	5,450,000	380,927,160

		915,369,944

		4,343,596,856
HEALTH CARE: 7.2%
HEALTH CARE EQUIPMENT & SERVICES: 1.5%
Fresenius Medical Care AG & Co. KGAA (Germany)	1,392,275	160,057,400
Mediceo Paltac Holdings Co., Ltd. (Japan)	8,459,700	151,171,675

		311,229,075
PHARMACEUTICALS & BIOTECHNOLOGY: 5.7%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	9,327,200	520,457,760
Sanofi-Aventis (France)	7,159,000	698,657,893

		1,219,115,653

		1,530,344,728
INDUSTRIALS: 9.1%
CAPITAL GOODS: 5.1%
CNH Global NV(b) (Netherlands)	2,108,520	50,435,798
Nexans SA(c) (France)	1,866,440	133,090,352
Sulzer AG(c) (Switzerland)	290,121	217,374,206
Toto, Ltd.(c) (Japan)	28,657,000	273,949,301
Volvo AB, Series B (Sweden)	8,411,600	413,757,099

		1,088,606,756
TRANSPORTATION: 4.0%
Central Japan Railway Co. (Japan)	45,550	453,748,689
Nippon Yusen Kabushiki Kaisha (Japan)	11,134,000	72,384,621
TNT NV (Netherlands)	8,700,000	311,354,131

		837,487,441

		1,926,094,197
INFORMATION TECHNOLOGY: 11.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.2%
Infineon Technologies AG(a),(c) (Germany)	40,527,800	451,501,142

TECHNOLOGY, HARDWARE & EQUIPMENT: 9.1%
Brother Industries, Ltd.(c) (Japan)	19,244,000	189,682,209
Canon, Inc. (Japan)	1,672,050	81,966,100

5 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
Epcos AG(a),(c) (Germany)	5,178,100	$72,986,022
Hitachi, Ltd. (Japan)	75,298,000	497,424,747
LG.Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	13,574,400	245,968,128
Nokia Oyj (Finland)	18,212,500	371,783,508
Oce NV(c) (Netherlands)	7,318,524	107,461,540
Seiko Epson Corp.(c) (Japan)	13,427,200	366,068,368

		1,933,340,622

		2,384,841,764
MATERIALS: 10.9%
Akzo Nobel NV (Netherlands)	3,721,100	200,659,448
Arkema(a) (France)	2,893,611	112,919,780
BASF AG (Germany)	4,940,400	396,708,123
Bayer AG (Germany)	6,797,000	312,451,786
BHP Billiton, Ltd. (Australia)	3,785,078	81,568,047
Imperial Chemical Industries PLC (United Kingdom)	26,945,762	180,876,144
Lafarge SA (France)	3,321,025	416,917,493
Lanxess AG(a) (Germany)	3,863,846	152,511,783
Makhteshim-Agan Industries, Ltd.(c) (Israel)	24,096,802	127,990,022
Nova Chemicals Corp. (Canada)	1,587,900	45,604,295
Rinker Group, Ltd. (Australia)	9,122,265	111,103,788
Yara International ASA (Norway)	13,468,710	179,585,685

		2,318,896,394
TELECOMMUNICATION SERVICES: 3.9%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	60,000,000	70,519,202
KT Corp. ADR(b) (South Korea)	14,958,400	320,857,680
Vodafone Group PLC ADR(b) (United Kingdom)	20,167,500	429,567,750

		820,944,632
UTILITIES: 0.5%
Centrica PLC (United Kingdom)	20,500,000	108,134,359

		108,134,359

TOTAL COMMON STOCKS (Cost $16,722,196,036)		19,484,691,783

PREFERRED STOCKS: 3.2%
CONSUMER STAPLES: 0.4%
FOOD & STAPLES RETAILING: 0.4%
Sadia SA ADR(b) (Brazil)	3,126,100	81,872,559

		81,872,559
ENERGY: 1.6%
Petroleo Brasileiro SA ADR(b) (Brazil)	4,136,000	330,218,240

		330,218,240

	SHARES	VALUE
FINANCIALS: 0.7%
BANKS: 0.7%
Uniao de Bancos Brasileiros SA GDR(b) (Brazil)	2,316,500	$153,792,435

		153,792,435
UTILITIES: 0.5%
Ultrapar Participacoes SA ADR(b) (Brazil)	6,819,785	107,275,218

		107,275,218

TOTAL PREFERRED STOCKS (Cost $381,232,655)		673,158,452

SHORT-TERM INVESTMENTS: 4.1%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$104,138,328	$104,138,328
State Street Repurchase Agreement 4.3%, 7/3/06, maturity value $767,944,081 (collateralized by U.S. Treasury Securities, value $783,030,175, 4.125%, 8/15/08)	767,669,000	767,669,000

TOTAL SHORT-TERM INVESTMENTS (Cost $871,807,328)		871,807,328

TOTAL INVESTMENTS (Cost $17,975,236,019)	99.2%	21,029,657,563
OTHER ASSETS LESS LIABILITIES	0.8%	157,375,571

TOTAL NET ASSETS	100.0%	$21,187,033,134

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Note 5 regarding holdings of 5% voting securities

ADR: American Depository Receipt

GDR: Global Depository Receipt

NVDR: Non Voting Depository Receipt

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 6

Statement of Assets and Liabilities (unaudited)

June 30, 2006
Assets:
Investments, at value
Unaffiliated issuers (cost $15,394,738,867)	$18,160,890,416
Affiliated issuers (cost $2,580,497,152)	2,868,767,147

21,029,657,563
Cash denominated in foreign currency (cost $55,274,838)	55,345,666
Receivable for investments sold	169,708,024
Receivable for Fund shares sold	117,240,233
Dividends and interest receivable	41,099,321
Prepaid expenses and other assets	14,051

21,413,064,858

Liabilities:
Payable for investments purchased	194,434,846
Payable for Fund shares redeemed	19,628,842
Management fees payable	9,959,720
Accrued expenses	2,008,316

226,031,724

Net Assets	$21,187,033,134

Net Assets Consist of:
Paid in capital	$17,618,192,328
Undistributed net investment income	203,304,500
Undistributed net realized gain on investments	309,977,548
Net unrealized appreciation on investments	3,055,558,758

$21,187,033,134

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	543,822,098
Net asset value per share	$38.96

Statement of Operations (unaudited)
Six Months Ended June 30, 2006
Investment Income:
Dividends (net of foreign taxes of $28,442,914)
Unaffiliated issuers	$215,361,342
Affiliated issuers	23,367,642
Interest	22,339,033

261,068,017

Expenses:
Management fees	53,665,560
Custody and fund accounting fees	2,020,310
Transfer agent fees	2,675,593
Professional services	44,979
Shareholder reports	516,890
Registration fees	498,839
Trustees’ fees	82,500
Miscellaneous	28,582

59,533,253

Net Investment Income	201,534,764

Realized and Unrealized Gain on Investments:
Net realized gain
Investments in unaffiliated issuers	241,457,269
Investments in affiliated issuers	37,686,554
Foreign currency transactions	3,102,537
Net change in unrealized appreciation (including net decrease in accrued foreign capital gain tax of $3,186,994)	1,140,830,177

Net realized and unrealized gain	1,423,076,537

Net Increase in Net Assets from Operations	$1,624,611,301

Statement of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment income	$201,534,764	$130,392,600
Net realized gain	282,246,360	168,969,892
Net change in unrealized appreciation	1,140,830,177	1,234,968,504

Net increase in net assets from operations	1,624,611,301	1,534,330,996

Distributions to Shareholders from:
Net investment income	—	(132,300,734)
Net realized gain	—	(142,355,951)

Total distributions	—	(274,656,685)

Fund Share Transactions:
Proceeds from sale of shares	7,458,874,146	8,778,424,267
Reinvestment of distributions	—	246,458,696
Cost of shares redeemed	(1,253,697,160)	(1,130,242,133)

Net increase from Fund share transactions	6,205,176,986	7,894,640,830

Total increase in net assets	7,829,788,287	9,154,315,141

Net Assets:
Beginning of period	13,357,244,847	4,202,929,706

End of period (including undistributed net investment income of $203,304,500 and $1,769,736, respectively)	$21,187,033,134	$13,357,244,847

Share Information:
Shares sold	195,330,745	272,160,308
Distributions reinvested	—	7,035,645
Shares redeemed	(32,853,452)	(35,007,666)

Net increase in shares outstanding	162,477,293	244,188,287

7 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Foreign currency translation. The Fund’s accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange at the end of each business day. Purchases and sales of securities, income receipts, and expenses are translated into U.S. dollars at the exchange rate in effect on the transaction date. Realized foreign currency gains and losses may arise from sales and maturities of foreign currency contracts, sales of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and from currency gains and losses between trade and settlement date on security transactions. The effects of exchange rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

Foreign currency contracts. When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Dodge & Cox International Stock Fund / 8

Notes to Financial Statements (unaudited) (continued)

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and foreign currency realized gain (loss). At June 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

At June 30, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,284,575,418
Unrealized depreciation	(229,016,660)

Net unrealized appreciation	3,055,558,758
Undistributed ordinary income	277,318,810
Undistributed long-term capital gain	235,963,238

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2006, purchases and sales of securities, other than short-term securities, aggregated $7,343,564,351 and $1,119,690,915, respectively.

9 / Dodge & Cox International Stock Fund

Notes to Financial Statements (unaudited) (continued)

Note 5 — Holdings of 5% Voting Securities

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the period ended June 30, 2006. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Co. (Japan)	2,733,200	—	—	2,733,200	$477,266		$73,799,266
Brother Industries, Ltd. (Japan)	19,244,000	—	—	19,244,000	1,072,452		189,682,209
Consorcio Ara SA de CV (Mexico)	20,679,800	—	—	20,679,800	7,163,631		85,153,458
Converium Holdings AG (Switzerland)	8,918,646	—	—	8,918,646	454,837		97,389,820
Corporacion Geo SA de CV Series B (Mexico)	42,105,400	—	—	42,105,400	—	(b)	139,519,095
Elior (France)	6,958,147	1,307,812	(8,265,959)	—	1,271,406		—	(c)
Epcos AG (Germany)	2,796,500	2,381,600	—	5,178,100	—	(b)	72,986,022
Infineon Technologies AG (Germany)	20,500,000	20,027,800	—	40,527,800	—	(b)	451,501,142
Makhteshim-Agan Industries, Ltd. (Israel)	19,300,000	4,796,802	—	24,096,802	1,667,447		127,990,022
Nexans SA (France)	1,616,440	250,000	—	1,866,440	1,853,699		133,090,352
Oce NV (Netherlands)	6,718,524	600,000	—	7,318,524	2,918,772		107,461,540
Seiko Epson Corp. (Japan)	9,254,100	4,173,100	—	13,427,200	1,573,231		366,068,368
Sulzer AG (Switzerland)	290,121	—	—	290,121	2,071,399		217,374,206
Thomson (France)	8,240,015	5,628,777	—	13,868,792	—		229,363,776
Toto, Ltd. (Japan)	15,654,000	13,003,000	—	28,657,000	1,356,401		273,949,301
Yamaha Corp. (Japan)	10,576,000	8,275,000	(2,699,600)	16,151,400	1,487,101		303,438,570

					$23,367,642		$2,868,767,147

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,				May 1, 2001 through December 31,
	2006		2005	2004	2003	2002	2001
Net asset value, beginning of period	$35.03		$30.64	$23.48	$15.81	$18.42	$20.00

Income from investment operations:
Net investment income	0.37		0.33	0.26	0.14	0.13	0.14
Net realized and unrealized gain (loss)	3.56		4.80	7.36	7.67	(2.55)	(1.56)

Total from investment operations	3.93		5.13	7.62	7.81	(2.42)	(1.42)

Distributions to shareholders from:
Net investment income	—		(0.35)	(0.24)	(0.14)	(0.13)	(0.14)
Net realized gain	—		(0.39)	(0.22)	—	(0.06)	(0.02)

Total distributions	—		(0.74)	(0.46)	(0.14)	(0.19)	(0.16)

Net asset value, end of period	$38.96		$35.03	$30.64	$23.48	$15.81	$18.42

Total return	11.22%		16.74%	32.46%	49.42%†	(13.11)%†	(7.09)%†
Ratios/supplemental data:
Net assets, end of period (millions)	$21,187		$13,357	$4,203	$655	$117	$25
Ratio of expenses to average net assets	0.67	%*	0.70%	0.77%	0.82%	0.90%	0.90%*
Ratio of expenses to average net assets, before reimbursement by investment manager	0.67	%*	0.70%	0.77%	0.84%	1.03%	2.47%*
Ratio of net investment income to average net assets	2.25	%*	1.54%	1.90%	1.53%	1.30%	1.74%*
Portfolio turnover rate	7%		7%	6%	11%	12%	23%

*	Annualized
†	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 10

Fund’s Holdings

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer & Chief Investment Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

11 / Dodge & Cox International Stock Fund

Balanced Fund

Established 1931

(Closed to New Investors)

Semi-Annual Report

June 30, 2006

2006

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  June 30, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/06 BF SAR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 4.1% for the six months ended June 30, 2006, compared to a total return of 1.4% for the Combined Index1. Longer-term results can be found on the following page. At quarter end, the Fund’s net assets of $24.7 billion consisted of 63.3% stocks, 34.7% fixed-income securities and 2.0% cash equivalents.

Performance Review

The Fund’s first half performance was driven by the Fund’s equity holdings as rising interest rates in the bond market resulted in a minimal contribution from the fixed-income portfolio. Nevertheless, relative to returns from the respective components of the Combined Index, both the fixed-income and equity portfolios contributed to the Fund’s overall performance.

Equity Portfolio

The equity portion of the Fund handily outperformed the Standard & Poor’s 500 Index (S&P 500) over the first six months of the year. Key contributors to the portfolio’s performance included:

•	The portfolio’s holdings in the Consumer Discretionary sector, in combination with a higher overall weighting, provided the largest contribution to returns. Selected Media stocks, including Comcast (up 26%) and News Corp. (up 24%), performed well in the first half of 2006 (after a disappointing 2005).

•	Holdings in the Information Technology sector also performed better than the corresponding S&P 500 sector, though technology was the weakest area of the market during the first half of the year.

•	Energy holdings continued to perform well, with 9% of the equity portfolio invested in the sector, compared to 10% for the S&P 500. Over the long term, we expect the demand for oil in the developing world will continue to rise. Despite the rapid appreciation of energy companies over the past few years, the fundamental outlook remains positive and we want to retain some ownership in this area.

Conversely, the portfolio’s single Telecom holding, Vodafone, was up only 2% versus the S&P 500 sector return of 14%. Additionally, a number of individual holdings which detracted from returns year-to-date include Dow Chemical (down 9%), HCA (down 14%), WellPoint (down 9%) and Cardinal Health (down 6%).

Fixed-Income Portfolio

For the first six months of 2006, the fixed-income portfolio’s return was essentially flat as price declines associated with generally rising yields largely offset the income earned during the period. Solid U.S. economic growth and higher inflation were the primary factors behind the significant rise in interest rates. Despite a small absolute return, the fixed-income portfolio outperformed the LBAG’s -0.7% return. There were three primary drivers of this relative outperformance:

•	Several corporate bond holdings performed well; for example, the largest General Motors Acceptance Corp. (GMAC) holding returned 8.4%, and the largest Ford Motor Credit (FMCC) holding returned 6.9%. These two issuers together comprised 5.1% of the fixed-income portfolio as of quarter-end.

•	The portfolio holds a relatively high percentage of short-maturity securities, whose prices are less sensitive to interest rate increases.

•	The portfolio’s higher yield resulted in higher earned income relative to the LBAG.

Current Strategy

Changes in the Fund’s holdings occur gradually over time—which should come as no surprise—given our long-term investment horizon. In fact, the current Fund holdings remain quite similar to those at year-end 2005. When we do make changes, they can be in response to changes in company fundamentals, or may be in response to changes in the relative valuations within our investment universe. In concept, we are “re-buying” the entire portfolio each day. It is a “bottom-up” process—a security-by-security analysis.

In the equity portfolio, the valuations of a number of holdings in the Industrials, Energy and Materials sectors have increased significantly during these recent years of economic expansion. On a price-to-sales measure, several companies were selling at or near their five-year highs during the first half of 2006, and we made the decision to sell Fluor, Rio Tinto and Amerada Hess. We continue to believe that these companies have attractive business opportunities ahead—a negative fundamental outlook is not the reason we decided to sell these positions. Rather, since a more optimistic outlook for future earnings is now incorporated in the higher stock prices, we look for more compelling relative valuations and investment opportunities elsewhere. We assess these trade-offs continually. The valuation of each company drives our individual security decisions, and relative valuation between companies is a key component in the evolution of the equity portfolio’s overall structure.

So where did we redeploy the proceeds from the trims and sales? A number of opportunities came into view in the Technology, Media and Health Care areas. For example, we started positions in Dell Computer and Echostar Communications, and added to the Fund’s holdings in Pfizer and Sanofi-Aventis. These companies are in sectors which have had some of the most dramatic re-valuations since the speculative equity market peaked in 2000. It has taken some years for those high valuations to decline to attractive levels, but we now believe that the lower investor expectations are more reasonable for some of these former “growth” companies.

We invest the fixed-income portfolio with a three-to-five year investment horizon and a focus on establishing a high and stable

1 / Dodge & Cox Balanced Fund

rate of current income, consistent with the long-term preservation of capital. We also look to take advantage of opportunities in securities which have the potential for strong relative price performance. To that end, we rely upon a patient, disciplined approach to specific security selection that utilizes our independent, fundamental research capabilities. As with the equity portfolio, we employ a strong price discipline and typically make incremental adjustments to the fixed-income portfolio’s positioning as valuations, and fundamental conditions in the economy, markets, or specific companies/securities, change.

During the first half of 2006, the following changes were made to the fixed-income portion of the Fund:

•	Taking advantage of lower valuations, we increased the fixed-income portfolio’s Mortgage-Backed Securities (MBS) weighting from 34.4% to 44.1%, primarily through purchases of two types of Agency mortgage pass-through securities: slightly seasoned, low coupon, 30-year MBS and slightly seasoned, 30-year “Hybrid” ARM (Adjustable-Rate Mortgage) MBS.

•	Within the Corporate sector, we initiated positions in three issuers and added to several existing portfolio holdings. The fixed-income portfolio’s Corporate weighting rose from 30.3% to 32.8%.

•	Prompted by the higher yields and better relative return potential of the intermediate-maturity securities, we lengthened the portfolio’s duration[2] from 3.3 years at the beginning of the period to 4.0 years by the end of June.

In Closing

Balanced Fund investors typically seek the potential for capital appreciation historically provided by stocks, and the relative price stability and higher income provided by bonds. The return difference between these two areas has been stark as of late: the Fund’s stock portfolio has returned on average over six times the return of the Fund’s fixed-income portfolio over the last three years. We caution investors that it is not realistic to expect the Fund’s stocks to maintain such a pace. On the other hand, recent interest rate increases have significantly raised the fixed-income portfolio’s yield and the fixed-income holdings may, over time, have a more meaningful impact on future Fund returns than they have in the recent past. As always, we invest in both areas with an extended, three-to-five year investment horizon, and urge you to adopt a similar, long-term perspective to investing.

Thank you for continued confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund. As always we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

August 4, 2006

Growth of $10,000 Over 10 Years

For an investment made on June 30, 1996

Average Annual Total Return

for periods ended June 30, 2006

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	9.88%	9.27%	11.75%	12.11%
Combined Index	4.84	3.77	7.82	9.87
S&P 500	8.67	2.50	8.32	11.03
Lehman Brothers Aggregate Bond Index (LBAG)	(0.81)	4.97	6.22	7.38

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Dodge & Cox Balanced Fund / 2

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2006	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,040.90	$2.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.18	2.65

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Balanced Fund

Fund Information	June 30, 2006

General Information

Net Asset Value Per Share	$83.57
Total Net Assets (billions)	$24.7
Expense Ratio (annualized)	0.53%
2005 Portfolio Turnover Rate	18%
30-Day SEC Yield(a)	2.69%
Fund Inception	1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 22 years (13 members, 21 years average tenure for certain fixed-income decisions), and by the Fixed-Income Strategy Committee, whose nine members’ average tenure is 16 years.

Stock Portfolio (63.3% of Fund)
Number of Stocks	83
Median Market Capitalization (billions)	$22
Price-to-Earnings Ratio	14.4x
Foreign Stocks(b) (% of Fund)	11.2%

Five Largest Sectors	% of Fund
Consumer Discretionary	13.7
Health Care	10.9
Financials	10.8
Information Technology	8.6
Energy	6.1

Fixed-Income Portfolio (34.7% of Fund)
Number of Fixed-Income Securities	307
Average Maturity	6.2 years
Effective Duration	4.0 years

Credit Quality(d)	% of Fund
U.S. Government & Government Agencies	23.3
Aaa	0.0(e)
Aa	0.7
A	1.6
Baa	4.8
Ba	4.1
B	0.2
Average Quality	Aa

Asset Allocation

Ten Largest Stock Holdings(c)	% of Fund
Hewlett-Packard Co.	2.5
Comcast Corp. Class A	2.2
News Corp. Class A	1.9
Pfizer, Inc.	1.8
Sony Corp. ADR (Japan)	1.8
Chevron Corp.	1.7
Sanofi-Aventis ADR (France)	1.7
Union Pacific Corp.	1.6
Time Warner, Inc.	1.6
Cardinal Health, Inc.	1.6

Sector Diversification	% of Fund
U.S. Treasury & Government Agency	8.0
Mortgage-Related Securities	15.3
Corporate	11.4

Five Largest Corporate Fixed-Income Issuers(c)	% of Fund
Ford Motor Credit Co.	1.1
Time Warner, Inc. (AOL Time Warner)	0.8
GMAC	0.7
Xerox Corp.	0.7
HCA, Inc.	0.7

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Foreign stocks are U.S. dollar-denominated.
(c)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
(d)	Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Agency securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.
(e)	Rounds to 0.0%.

Dodge & Cox Balanced Fund / 4

Portfolio of Investments (unaudited)	June 30, 2006

COMMON STOCKS: 63.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.7%
AUTOMOBILES & COMPONENTS: 0.4%
Honda Motor Co., Ltd. ADR(b) (Japan)	2,863,300	$91,110,206

CONSUMER DURABLES & APPAREL: 3.8%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	18,008,200	380,513,266
Sony Corp. ADR(b) (Japan)	10,293,600	453,330,144
Thomson ADR(b) (France)	1,900,000	31,350,000
VF Corp.	1,051,700	71,431,464

		936,624,874
CONSUMER SERVICES: 1.5%
McDonald’s Corp.	10,869,850	365,226,960

MEDIA: 6.6%
Comcast Corp., Class A(a)	16,681,716	546,159,382
Discovery Holdings Co., Series A(a)	396,378	5,799,010
EchoStar Communications Corp.(a)	2,117,286	65,233,582
Interpublic Group of Companies, Inc.(a)	6,817,000	56,921,950
Liberty Capital, Series A(a)	683,129	57,225,716
Liberty Interactive, Series A(a)	2,697,300	46,555,398
News Corp., Class A	25,007,900	479,651,522
Time Warner, Inc.	22,184,600	383,793,580

		1,641,340,140
RETAILING: 1.4%
Federated Department Stores, Inc.	3,448,272	126,206,755
Gap, Inc.	6,102,800	106,188,720
Genuine Parts Co.	2,945,750	122,719,945

		355,115,420

		3,389,417,600
CONSUMER STAPLES: 2.8%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	7,418,300	357,339,511

FOOD, BEVERAGE & TOBACCO: 1.0%
Unilever NV(b) (Netherlands)	11,116,200	250,670,310

HOUSEHOLD & PERSONAL PRODUCTS: 0.3%
Avon Products, Inc.	2,467,700	76,498,700

		684,508,521
ENERGY: 6.1%
Baker Hughes, Inc.	2,802,400	229,376,440
Chevron Corp.	6,686,802	414,982,932
ConocoPhillips	3,366,600	220,613,298
Exxon Mobil Corp.	2,500,000	153,375,000
Occidental Petroleum Corp.	1,462,500	149,979,375
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,116,127	217,723,794
Schlumberger, Ltd.	1,896,300	123,468,093

		1,509,518,932

	SHARES	VALUE
FINANCIALS: 10.8%
BANKS: 2.5%
Golden West Financial Corp.	3,025,700	$224,506,940
Wachovia Corp.	5,309,500	287,137,760
Wells Fargo & Co.	1,560,950	104,708,526

		616,353,226
DIVERSIFIED FINANCIALS: 2.4%
Capital One Financial Corp.	3,507,500	299,715,875
Citigroup, Inc.	6,074,300	293,024,232

		592,740,107
INSURANCE: 4.6%
Aegon NV(b) (Netherlands)	9,829,924	167,796,803
Chubb Corp.	3,384,224	168,872,778
Genworth Financial, Inc., Class A	2,448,000	85,288,320
Loews Corp.	6,649,500	235,724,775
MBIA, Inc.	787,068	46,082,831
Safeco Corp.	1,410,200	79,464,770
St. Paul Travelers Companies, Inc.	6,652,900	296,586,282
UnumProvident Corp.	3,795,400	68,810,602

		1,148,627,161
REAL ESTATE: 1.3%
Equity Office Properties Trust	6,961,400	254,160,714
Equity Residential Properties Trust	1,379,800	61,718,454

		315,879,168

		2,673,599,662
HEALTH CARE: 10.9%
HEALTH CARE EQUIPMENT & SERVICES: 4.8%
Becton, Dickinson & Co.	1,317,900	80,563,227
Cardinal Health, Inc.	5,941,400	382,210,262
HCA, Inc.	6,803,800	293,583,970
Health Management Associates, Inc.	2,700,000	53,217,000
Thermo Electron Corp.(a)	3,335,850	120,891,204
WellPoint, Inc.(a)	3,523,000	256,368,710

		1,186,834,373
PHARMACEUTICALS & BIOTECHNOLOGY: 6.1%
Bristol-Myers Squibb Co.	3,539,650	91,535,349
GlaxoSmithKline PLC ADR(b) (United Kingdom)	3,875,400	216,247,320
Pfizer, Inc.	19,436,367	456,171,533
Sanofi-Aventis ADR(b) (France)	8,450,000	411,515,000
Schering-Plough Corp.	8,694,650	165,459,190
Wyeth	3,366,800	149,519,588

		1,490,447,980

		2,677,282,353

5 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2006

COMMON STOCKS: (continued)

	SHARES	VALUE
INDUSTRIALS: 5.2%
CAPITAL GOODS: 1.7%
American Power Conversion Corp.	2,876,659	$56,066,084
Masco Corp.	3,051,000	90,431,640
Tyco International, Ltd.	8,065,600	221,804,000
Volvo AB ADR(b) (Sweden)	1,029,700	50,465,597

		418,767,321
COMMERCIAL SERVICES & SUPPLIES: 0.4%
Pitney Bowes, Inc.	2,262,750	93,451,575

TRANSPORTATION: 3.1%
FedEx Corp.	3,225,250	376,902,715
Union Pacific Corp.	4,273,700	397,283,152

		774,185,867

		1,286,404,763
INFORMATION TECHNOLOGY: 8.6%
SOFTWARE & SERVICES: 2.4%
BMC Software, Inc.(a)	4,525,100	108,149,890
Computer Sciences Corp.(a)	3,916,400	189,710,416
Compuware Corp.(a)	6,938,700	46,489,290
Electronic Data Systems Corp.	10,083,700	242,613,822

		586,963,418
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.2%
Avaya, Inc.(a)	9,335,100	106,606,842
Dell, Inc.(a)	4,265,400	104,118,414
Hewlett-Packard Co.	19,412,431	614,985,814
Hitachi, Ltd. ADR(b) (Japan)	1,090,000	72,016,300
Lexmark International, Inc.(a)	69,500	3,880,185
Motorola, Inc.	8,227,700	165,788,155
NCR Corp.(a)	2,231,850	81,774,984
Sun Microsystems, Inc.(a)	30,892,500	128,203,875
Xerox Corp.(a)	18,304,050	254,609,335

		1,531,983,904

		2,118,947,322
MATERIALS: 3.4%
Akzo Nobel NV ADR(b) (Netherlands)	3,527,051	189,649,532
Alcoa, Inc.	2,275,650	73,640,034
Dow Chemical Co.	8,120,259	316,933,709
International Paper Co.	2,372,900	76,644,670
Nova Chemicals Corp.(b) (Canada)	1,442,870	41,540,227
Rohm and Haas Co.	2,802,800	140,476,336

		838,884,508
TELECOMMUNICATION SERVICES: 0.7%
Vodafone Group PLC ADR(b) (United Kingdom)	7,800,400	166,148,520

		166,148,520
UTILITIES: 1.1%
Duke Energy Corp.	6,762,300	198,608,751
FirstEnergy Corp.	1,245,100	67,496,871

		266,105,622

TOTAL COMMON STOCKS (Cost $11,262,455,848)		15,610,817,803

FIXED-INCOME SECURITIES: 34.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 8.0%
U.S. TREASURY: 7.0%
U.S. Treasury Notes
3.50%, 11/15/06	$28,500,000	$28,318,541
2.875%, 11/30/06	213,000,000	210,936,456
3.125%, 1/31/07	400,000,000	395,046,800
3.375%, 2/15/08	200,000,000	194,390,600
3.75%, 5/15/08	350,000,000	341,154,450
3.625%, 7/15/09	375,000,000	359,340,750
3.375%, 9/15/09	210,000,000	199,327,800

		1,728,515,397
GOVERNMENT AGENCY: 1.0%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	4,086,630	4,433,013
Small Business Administration (504)
Series 96-20L, 6.70%, 12/1/16	2,779,830	2,838,853
Series 97-20F, 7.20%, 6/1/17	4,312,867	4,452,637
Series 97-20I, 6.90%, 9/1/17	6,216,008	6,382,245
Series 98-20D, 6.15%, 4/1/18	7,907,868	7,997,512
Series 98-20I, 6.00%, 9/1/18	3,932,074	3,963,829
Series 99-20F, 6.80%, 6/1/19	5,409,310	5,576,688
Series 00-20D, 7.47%, 4/1/20	14,490,306	15,176,706
Series 00-20E, 8.03%, 5/1/20	6,143,042	6,567,025
Series 00-20G, 7.39%, 7/1/20	10,118,389	10,593,199
Series 00-20I, 7.21%, 9/1/20	6,276,448	6,577,819
Series 01-20E, 6.34%, 5/1/21	14,002,640	14,328,718
Series 01-20G, 6.625%, 7/1/21	11,390,302	11,773,254
Series 03-20J, 4.92%, 10/1/23	21,690,842	20,650,827
Series 05-20F, 4.57%, 6/1/25	46,370,013	42,674,731
Series 05-20K, 5.36%, 11/1/25	37,697,559	36,587,351
Series 06-20D, 5.64%, 4/1/26	52,785,000	52,436,603

		253,011,010

		1,981,526,407
MORTGAGE-RELATED SECURITIES: 15.3%
FEDERAL AGENCY CMO & REMIC: 1.7%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.213%, 2/15/25	1,420,796	1,457,372
Trust 1995-2C 3A, 8.793%, 6/15/25	784,229	837,155
Fannie Mae
Trust 1992-4H, 7.50%, 2/25/07	248,195	248,389
SMBS I-1, 6.50%, 4/1/09	50,893	50,829
Trust 2003-37 HA, 5.00%, 7/25/13	26,340,606	26,218,883
Trust (GN) 1994-13J, 7.00%, 6/17/22	565,273	565,019
Trust 1993-207 G, 6.15%, 4/25/23	4,399,241	4,399,137
Trust 2002-73 PM, 5.00%, 12/25/26	28,291,594	28,033,795
Trust 2002-33 A1, 7.00%, 6/25/32	6,621,743	6,753,762
Trust 2005-W4 1A2, 6.50%, 8/25/35	42,371,344	42,764,707
Trust 2001-T7 A1, 7.50%, 2/25/41	6,495,291	6,675,087
Trust 2001-T8 A1, 7.50%, 7/25/41	6,992,761	7,183,107
Trust 2001-W3 A, 7.00%, 9/25/41	2,748,561	2,791,300
Trust 2002-W6 2A1, 7.00%, 6/25/42	6,653,784	6,775,986
Trust 2002-W8 A2, 7.00%, 6/25/42	7,361,459	7,478,018

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 6

Portfolio of Investments (unaudited)	June 30, 2006

FIXED-INCOME SECURITIES: (continued)

	PAR VALUE	VALUE
Fannie Mae (continued)
Trust 2003-W2 1A1, 6.50%, 7/25/42	$14,319,455	$14,429,751
Trust 2003-W2 1A2, 7.00%, 7/25/42	5,701,711	5,765,098
Trust 2003-W4 4A, 7.50%, 10/25/42	8,482,436	8,710,725
Trust 2004-T1 1A2, 6.50%, 1/25/44	12,515,314	12,627,198
Trust 2004-W2 5A, 7.50%, 3/25/44	32,836,845	33,926,963
Freddie Mac
Series 1236 H, 7.25%, 4/15/07	369,631	370,780
Series 1512 I, 6.50%, 5/15/08	1,463,793	1,465,086
Series 1539 PL, 6.50%, 5/15/08	401,542	401,413
Series 2100 GS, 6.50%, 12/15/13	10,807,768	10,966,618
Series 2430 UC, 6.00%, 9/15/16	18,673,768	18,743,961
Series 1078 GZ, 6.50%, 5/15/21	1,402,472	1,415,936
Series (GN) 16 PK, 7.00%, 8/25/23	16,013,769	16,245,072
Series 2550 QP, 5.00%, 3/15/26	16,269,661	16,171,931
Series T-48 1A4, 5.538%, 7/25/33	105,649,497	103,748,514
Series T-051 1A, 6.50%, 9/25/43	688,300	692,969
Series T-59 1A1, 6.50%, 10/25/43	41,119,888	41,228,922

		429,143,483
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 13.6%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	39,345,783	39,472,888
Fannie Mae, 15 Year
5.50%, 1/1/14-12/1/19	303,316,057	298,291,647
6.00%, 12/1/13-6/1/19	613,120,172	615,206,132
6.50%, 1/1/13-11/1/18	222,257,498	225,328,957
7.00%, 12/1/07-11/1/18	24,517,624	25,025,127
7.50%, 9/1/15-8/1/17	74,049,340	76,893,983
Fannie Mae, 20 Year 6.50%, 1/1/22	11,440,578	11,518,307
Fannie Mae, 30 Year
3.857%, 6/1/34	72,411,174	69,367,662
4.774%, 1/1/35	13,889,965	13,560,998
4.848%, 8/1/35	14,452,407	14,221,460
5.00%, 3/1/34	263,277,453	247,296,886
5.049%, 7/1/35	160,424,812	157,770,051
5.312%, 1/1/36	64,281,117	63,553,764
5.50%, 6/1/33	63,034,761	60,809,659
6.00%, 4/1/35-6/1/35	445,152,243	439,688,387
6.50%, 12/1/32	238,241,676	240,414,673
7.50%, 9/1/07-7/1/19	276,127	278,498
8.00%, 1/1/09	108,688	109,843
Fannie Mae Multifamily DUS
Pool 555728, 4.019%, 8/1/13	426,866	389,414
Pool 555162, 4.834%, 1/1/13	17,757,743	16,997,837
Pool 555316, 4.874%, 2/1/13	5,931,932	5,697,586
Pool 760762, 4.89%, 4/1/12	16,115,000	15,398,247
Pool 735387, 4.925%, 4/1/15	14,023,274	13,331,983
Pool 555148, 4.964%, 1/1/13	5,378,584	5,186,608
Pool 555806, 5.105%, 10/1/13	3,936,609	3,808,699
Pool 461628, 5.32%, 4/1/14	10,637,130	10,365,836
Pool 462086, 5.355%, 11/1/15	28,857,196	28,060,610
Pool 545316, 5.636%, 12/1/11	5,189,968	5,166,937
Pool 323350, 5.65%, 11/1/08	2,020,663	2,008,939

	PAR VALUE	VALUE
Fannie Mae Multifamily DUS (continued)
Pool 545387, 5.878%, 1/1/12	$8,092,496	$8,140,471
Pool 545258, 5.937%, 11/1/11	1,318,653	1,328,940
Pool 380735, 5.965%, 10/1/08	20,358,623	20,356,009
Pool 545685, 6.017%, 4/1/12	30,546,619	30,807,848
Pool 323492, 6.02%, 1/1/09	4,355,422	4,360,817
Freddie Mac, 30 Year
7.25%, 1/1/08	183	183
8.00%, 2/1/08-11/1/10	182,549	183,825
8.25%, 2/1/17	13,517	13,554
8.75%, 5/1/10	41,873	43,031
Freddie Mac Gold, 15 Year
5.50%, 8/1/14-1/1/17	40,160,100	39,451,797
6.00%, 10/1/13-10/1/18	192,702,712	192,856,374
6.50%, 7/1/14-9/1/18	91,137,056	92,116,332
7.00%, 5/1/08-4/1/15	3,499,680	3,534,920
7.75%, 7/25/21	1,599,169	1,666,834
Freddie Mac Gold, 30 Year
3.806%, 5/1/34	25,181,266	24,312,316
5.42%, 11/1/35	72,419,186	71,659,214
6.50%, 12/1/32-4/1/33	133,687,850	134,990,211
7.47%, 3/17/23	482,518	500,637
8.50%, 1/1/23	145,564	150,752
Ginnie Mae, 30 Year
7.50%, 1/15/08-10/15/25	6,290,436	6,531,091
7.97%, 4/15/20-1/15/21	2,798,103	2,944,542

		3,341,171,316
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. 7.70%, 12/25/24	5,029,559	5,148,487

		3,775,463,286
CORPORATE: 11.4%
FINANCIALS: 2.3%
BankAmerica Capital II(c) 8.00%, 12/15/26, callable 2006	17,355,000	18,175,961
BankAmerica Capital VI(c) 5.625%, 3/8/35	10,000,000	8,569,520
BankAmerica Capital XI(c) 6.625%, 5/23/36	15,000,000	14,817,780
Boston Properties, Inc.
6.25%, 1/15/13	49,070,000	49,505,251
5.625%, 4/15/15	29,500,000	28,421,627
5.00%, 6/1/15	2,890,000	2,651,188
Citicorp Capital I(c) 7.933%, 2/15/27, callable 2007	12,540,000	13,160,567
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,945,000	4,992,793
EOP Operating Limited Partnership(f)
8.10%, 8/1/10	10,000,000	10,753,290
7.00%, 7/15/11	40,675,000	42,255,793
6.75%, 2/15/12	19,933,000	20,567,527
5.875%, 1/15/13	41,205,000	40,382,095
4.75%, 3/15/14	15,000,000	13,605,075

7 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2006

FIXED-INCOME SECURITIES: (continued)

	PAR VALUE	VALUE
HSBC Holdings PLC 6.50%, 5/2/36	$23,000,000	$22,610,794
JPMorgan Chase (Bank One) Capital III(c) 8.75%, 9/1/30	23,760,000	29,316,941
Kaupthing Bank(d) 7.125%, 5/19/16	65,000,000	65,019,500
Safeco Corp.
4.875%, 2/1/10	15,131,000	14,686,890
7.25%, 9/1/12	13,672,000	14,605,989
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10	19,885,000	21,358,817
5.00%, 3/15/13	10,250,000	9,746,131
5.50%, 12/1/15	9,160,000	8,651,904
6.25%, 6/20/16	22,000,000	21,905,576
UnumProvident Corp.
7.625%, 3/1/11	15,330,000	15,973,645
6.85%, 11/15/15(d)	10,200,000	10,027,243
7.19%, 2/1/28	8,500,000	7,677,574
6.75%, 12/15/28	27,430,000	24,667,662
7.375%, 6/15/32	19,470,000	18,870,674
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	12,130,000	11,558,022

		564,535,829
INDUSTRIALS: 8.5%
AT&T Corp.
7.30%, 11/15/11	27,972,000	29,693,201
8.00%, 11/15/31	97,500,000	111,940,042
CIGNA Corp.
7.00%, 1/15/11	14,705,000	15,278,304
6.375%, 10/15/11	17,820,000	18,065,185
7.65%, 3/1/23	9,745,000	10,334,378
7.875%, 5/15/27	12,970,000	14,250,813
8.30%, 1/15/33	9,050,000	10,252,546
Comcast Corp.
5.30%, 1/15/14	63,050,000	59,319,710
5.85%, 11/15/15	26,500,000	25,520,984
5.90%, 3/15/16	22,880,000	21,982,578
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	69,834,887
5.50%, 10/1/15	15,265,000	14,105,822
Dillard’s, Inc.
6.30%, 2/15/08	6,000,000	6,000,000
7.85%, 10/1/12	14,000,000	14,420,000
7.13%, 8/1/18	10,831,000	10,235,295
7.875%, 1/1/23	8,860,000	8,483,450
7.75%, 7/15/26	50,000	47,375
7.75%, 5/15/27	550,000	521,125
7.00%, 12/1/28	15,486,000	13,705,110
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	32,071,037
6.00%, 10/1/12	5,800,000	5,842,752
7.375%, 11/1/29	35,170,000	39,061,279

	PAR VALUE	VALUE
Electronic Data Systems Corp. 6.50%, 8/1/13	$44,885,000	$44,279,771
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	5,900,000	6,361,952
7.45%, 10/15/16	9,300,000	9,903,161
8.50%, 6/1/19	3,339,000	3,864,993
7.875%, 3/1/30	14,335,000	15,755,111
6.90%, 1/15/32	54,484,000	54,547,528
6.70%, 7/15/34	13,025,000	12,719,277
8.125%, 8/15/35, callable 2015	12,825,000	13,519,115
7.875%, 8/15/36, callable 2016	10,440,000	10,860,680
Ford Motor Credit Co.
7.375%, 2/1/11	124,555,000	111,528,789
7.25%, 10/25/11	163,640,000	145,160,953
GMAC
7.75%, 1/19/10	13,145,000	13,077,211
6.875%, 9/15/11	173,670,000	165,708,967
HCA, Inc.
8.75%, 9/1/10	27,750,000	29,255,854
7.875%, 2/1/11	23,798,000	24,310,419
6.95%, 5/1/12	14,090,000	13,753,658
6.30%, 10/1/12	11,400,000	10,721,939
6.25%, 2/15/13	47,740,000	44,578,180
6.75%, 7/15/13	27,400,000	26,165,027
5.75%, 3/15/14	13,420,000	12,000,030
6.50%, 2/15/16	12,000,000	11,095,512
Health Net, Inc. 8.375%, 4/15/11	57,745,000	64,597,079
Hess Corp. (Amerada Hess) 7.875%, 10/1/29	26,780,000	29,877,723
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,168,025
Liberty Media Corp.
8.50%, 7/15/29	32,630,000	31,735,024
4.00%, 11/15/29, exchangeable	18,975,000	11,669,625
8.25%, 2/1/30	4,440,000	4,249,693
3.75%, 2/15/30, exchangeable	35,755,000	20,112,188
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	20,764,548
7.75%, 5/1/26	8,500,000	9,872,342
8.50%, 12/1/29	7,000,000	8,810,480
Raytheon Co. 6.75%, 8/15/07	20,476,000	20,674,863
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	101,940,000	109,761,346
7.70%, 5/1/32	79,490,000	86,393,865
Wellpoint, Inc. 5.25%, 1/15/16	70,045,000	65,645,754
Wyeth
5.50%, 3/15/13	24,500,000	23,851,387
5.50%, 2/1/14	70,724,000	68,336,641
Wyeth (American Home Products) 6.95%, 3/15/11	7,950,000	8,293,456

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 8

Portfolio of Investments (unaudited)	June 30, 2006

FIXED-INCOME SECURITIES: (continued)

	PAR VALUE	VALUE
Xerox Corp.
7.125%, 6/15/10	$18,425,000	$18,563,188
6.875%, 8/15/11	135,655,000	134,807,156
6.40%, 3/15/16	10,000,000	9,437,500
7.20%, 4/1/16	10,100,000	10,125,250

		2,088,881,133
TRANSPORTATION: 0.6%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	7,320,000	6,692,573
8.251%, 1/15/21	1,444,871	1,650,100
4.967%, 4/1/23	11,459,767	10,801,783
5.72%, 1/15/24	27,550,000	27,348,050
Consolidated Rail Corp. 6.76%, 5/25/15, callable 2005	3,911,184	4,014,478
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	6,935,720
FedEx Corp. 6.72%, 1/15/22	5,591,956	5,813,565
Norfolk Southern Corp.
7.70%, 5/15/17	13,000,000	14,700,309
9.75%, 6/15/20	7,389,000	9,658,029
Union Pacific Corp.
6.125%, 1/15/12	11,225,000	11,347,173
6.50%, 4/15/12	3,550,000	3,656,777
5.375%, 5/1/14	2,935,000	2,845,259
4.875%, 1/15/15	8,320,000	7,731,851
6.33%, 1/2/20	36,400,666	37,025,666

		150,221,333

		2,803,638,295

TOTAL FIXED-INCOME SECURITIES (Cost $8,733,348,949)		8,560,627,988

SHORT-TERM INVESTMENTS: 2.4%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$122,550,594	$122,550,594
State Street Repurchase Agreement 4.30%, 7/3/06, maturity value $463,980,200 (collateralized by U.S. Treasury Securities, value $473,092,650, 4.125%, 8/15/08)	463,814,000	463,814,000

TOTAL SHORT-TERM INVESTMENTS (Cost $586,364,594)		586,364,594

TOTAL INVESTMENTS (Cost $20,582,169,391)	100.4%	24,757,810,385
OTHER ASSETS LESS LIABILITIES	(0.4%)	(98,075,250)

TOTAL NET ASSETS	100.0%	$24,659,735,135

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, all such securities in total represented $107,117,780 or 0.4% of total net assets.
(e)	Rounds to 0.0%
(f)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

ADR: American Depository Receipt

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

9 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)

June 30, 2006
Assets:
Investments, at value (cost $20,582,169,391)	$24,757,810,385
Receivable for investments sold	2,492,593
Receivable for paydowns on mortgage-backed securities	67,160
Receivable for Fund shares sold	19,734,835
Dividends and interest receivable	125,994,657
Prepaid expenses and other assets	42,283

24,906,141,913

Liabilities:
Payable for investments purchased	175,915,485
Payable for Fund shares redeemed	58,948,337
Management fees payable	10,048,762
Accrued expenses	1,494,194

246,406,778

Net Assets	$24,659,735,135

Net Assets Consist of:
Paid in capital	$19,827,197,623
Undistributed net investment income	12,653,958
Undistributed net realized gain on investments	644,242,560
Net unrealized appreciation on investments	4,175,640,994

$24,659,735,135

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	295,090,623
Net asset value per share	$83.57

Statement of Operations (unaudited)
Six Months Ended June 30, 2006
Investment Income:
Dividends (net of foreign taxes of $3,495,767)	$132,158,546
Interest	226,407,793

358,566,339

Expenses:
Management fees	60,721,603
Custody and fund accounting fees	190,412
Transfer agent fees	2,205,737
Professional services	43,398
Shareholder reports	620,110
Registration fees	119,406
Trustees’ fees	82,500
Miscellaneous	85,043

64,068,209

Net Investment Income	294,498,130

Realized and Unrealized Gain on Investments:
Net realized gain	656,479,038
Net change in unrealized appreciation	14,676,120

Net realized and unrealized gain	671,155,158

Net Increase in Net Assets from Operations	$965,653,288

Statement of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment income	$294,498,130	$484,455,297
Net realized gain	656,479,038	380,394,201
Net change in unrealized appreciation	14,676,120	614,634,805

Net increase in net assets from operations	965,653,288	1,479,484,303

Distributions to Shareholders from:
Net investment income	(295,936,250)	(521,701,708)
Net realized gain	(23,614,154)	(378,288,293)

Total distributions	(319,550,404)	(899,990,001)

Fund Share Transactions:
Proceeds from sale of shares	1,786,957,146	4,371,007,401
Reinvestment of distributions	303,841,493	863,011,478
Cost of shares redeemed	(1,688,284,282)	(2,943,041,611)

Net increase from Fund share transactions	402,514,357	2,290,977,268

Total increase in net assets	1,048,617,241	2,870,471,570

Net Assets:
Beginning of period	23,611,117,894	20,740,646,324

End of period (including undistributed net investment income of $12,653,958 and $1,855,600, respectively)	$24,659,735,135	$23,611,117,894

Share Information:
Shares sold	21,320,045	54,872,290
Distributions reinvested	3,636,532	10,731,145
Shares redeemed	(20,153,130)	(36,701,989)

Net increase in shares outstanding	4,803,447	28,901,446

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 10

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of

Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”).

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gains and losses on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

11 / Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited) (continued)

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At June 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the period ended June 30, 2006 were characterized as follows for federal income tax purposes:

Ordinary income ($1.01 per share)	$295,936,250
Long-term capital gain ($0.081 per share)	23,614,154

Total distributions ($1.091 per share)	$319,550,404

At June 30, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,453,710,592
Unrealized depreciation	(278,069,598)

Net unrealized appreciation	4,175,640,994
Undistributed ordinary income	37,742,981
Undistributed long-term capital gain	619,153,537

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2006, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,003,318,699 and $1,499,522,007, respectively. For the period ended June 30, 2006, purchases and sales of U.S. government securities aggregated $1,611,403,146 and $1,262,545,482, respectively.

Dodge & Cox Balanced Fund / 12

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Six Months Ended June 30,	Year Ended December 31,
	2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$81.34	$79.35	$73.04	$60.75	$65.42	$63.42

Income from investment operations:
Net investment income	1.05	1.84	1.60	1.66	1.89	2.12
Net realized and unrealized gain (loss)	2.27	3.31	7.99	12.96	(3.80)	4.07

Total from investment operations	3.32	5.15	9.59	14.62	(1.91)	6.19

Distributions to shareholders from:
Net investment income	(1.01)	(1.84)	(1.60)	(1.66)	(1.88)	(2.14)
Net realized gain	(0.08)	(1.32)	(1.68)	(0.67)	(0.88)	(2.05)

Total distributions	(1.09)	(3.16)	(3.28)	(2.33)	(2.76)	(4.19)

Net asset value, end of period	$83.57	$81.34	$79.35	$73.04	$60.75	$65.42

Total return	4.09%	6.59%	13.31%	24.44%	(2.94)%	10.06%
Ratios/supplemental data:
Net assets, end of period (millions)	$24,660	$23,611	$20,741	$13,196	$7,885	$6,040
Ratio of expenses to average net assets	0.53%*	0.53%	0.54%	0.54%	0.53%	0.53%
Ratio of net investment income to average net assets	2.42%*	2.15%	1.97%	2.40%	3.05%	3.28%
Portfolio turnover rate	10%	18%	18%	19%	25%	21%

*	Annualized

See accompanying Notes to Financial Statements

Fund Holdings

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

13 / Dodge & Cox Balanced Fund

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Dodge & Cox Balanced Fund / 14

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer & Chief Investment Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

Income Fund

Established 1989

Semi-Annual Report

June 30, 2006

2006

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/06 IF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund generated a total return of 0.1% for the six months ended June 30, 2006, compared to
-0.7% for the Lehman Brothers Aggregate Bond Index (LBAG). Longer-term results can be found on the following page. At quarter end, the Fund had net assets of $10.3 billion with a cash position of 1.7%.

Market Commentary

Solid U.S. economic growth and higher inflation drove Treasury yields significantly higher across all maturities over the first half of the year. With increases of between 0.65% and 0.75%, interest rates on U.S. Treasuries were above 5% as of June 30th, for all maturities greater than 2 years. In general, the U.S. economy is healthy: first quarter (annualized) GDP growth was 5.6%, marking a strong recovery from the 1.7% GDP growth rate of the fourth quarter of 2005. In addition, the manufacturing and service sectors remain solid. However, nascent signs of a slowdown emerged in June, and future GDP growth is expected to decelerate to a range of 2.5% to 3.5%. The monthly pace of job creation has slowed from 2005/early 2006 levels, and the housing market is softening (albeit from record highs) as housing starts and building permits declined by over 15% since January. These and other indicators portend a more moderate pace of economic expansion over the intermediate term.

The Federal Reserve has raised the target Fed Funds rate 17 consecutive times—by 0.25%—since June 2004 (including four times thus far in 2006). The rate is now 5.25%—its highest level since 2001. Fed Chairman Ben Bernanke has indicated that future policy moves will depend upon incoming economic data, although he and other Fed officials noted publicly that core inflation is outside their “comfort zone” (presumably 1% to 2%).

Most broad measures of inflation have risen appreciably: for example, the Consumer Price Index (CPI, year-over-year) rose to 4.3%, compared to 2.5% a year earlier. While broad price measures have been significantly influenced by higher commodity prices—particularly crude oil which topped $75 a barrel this year—core inflation (CPI, excluding food and energy) showed a meaningful increase as well, rising to 2.6% versus 2.0% a year ago.

As interest rates rose during the first six months of the year, price declines generally overwhelmed the income earned, resulting in negative returns for the broad sectors of the bond market. U.S. Treasuries returned -1.3%, the Corporate sector returned -1.6% and the shorter-duration Mortgage-Backed Security (MBS) sector returned -0.1%.

Performance Review

For the first six months of 2006, the Fund provided a total return of 0.1%, outpacing the LBAG return by 0.8%. There were three primary drivers of this relative outperformance. First, several corporate holdings performed well. For example, the largest General Motors Acceptance Corp. (GMAC) holding returned 8.4%, and the largest Ford Motor Credit (FMCC) holding returned 6.9%. These two issuers together comprised 5.1% of the Fund as of quarter end. Second, the Fund held a relatively high percentage of short-maturity securities, whose prices are less sensitive to interest rate increases. And third, the Fund’s higher yield translated into higher earned income than the LBAG.

Current Strategy

We invest the Fund’s assets with a three-to-five year investment horizon and a focus on establishing a high and stable rate of current income, consistent with the long-term preservation of capital. We also look to take advantage of opportunities in securities which have the potential for strong relative price performance. To that end, we rely upon a patient, disciplined approach to specific security selection that utilizes our independent, fundamental research capabilities. We employ a strong price discipline and typically make incremental adjustments to the Fund’s positioning as valuations, and fundamental conditions in the economy, markets, or specific companies/securities, change.

During the first half of 2006 we made the following changes:

•	We increased the Fund’s MBS weighting from 33.6% to 43.7%, primarily through purchases of two types of Agency mortgage pass-through securities: slightly seasoned, low coupon, 30-year MBS and slightly seasoned, 30-year “Hybrid” ARM (Adjustable-Rate Mortgage) MBS.

•	Within the Corporate sector, we initiated positions in three issuers and added to several existing Fund holdings. The Fund’s Corporate weighting was 32.9% on June 30, an increase of over 3%.

•	Prompted by the higher yields and better relative return potential of certain intermediate-maturity securities, we modestly lengthened the Fund’s duration[1] from 3.5 years at the beginning of the period to 4.1 years by the end of June.

Opportunities in Mortgage-Backed Securities (MBS)

We conduct intensive, fundamental research on MBS securities, similar to our approach to corporate credit research. In MBS-related research, the key to security valuation is understanding the propensity of the homeowners underlying the mortgage loans to prepay their loans across a broad range of environments, and the effect of this prepayment profile on the security’s current valuation and prospective total return.

1 / Dodge & Cox Income Fund

As a result of the rise in interest rates and the flattening of the yield curve, the yield premiums of slightly seasoned, deep-discount, 30-year MBS grew; as our analysis indicated that they offered attractive yields and good total return potential versus other high-quality, intermediate-duration alternatives, we added to the Fund’s holdings. We also introduced a new type of Agency MBS to the Fund—slightly seasoned, 30-year, Hybrid ARMs. These securities combine attributes of normal fixed-rate mortgages with those of ARMs. Hybrid ARM borrowers pay a fixed rate on their loan for the first several years (3, 5, 7 or 10 years, depending upon the loan type); thereafter, the rate on the loan resets annually at a fixed margin to either LIBOR2 or U.S. Treasury yields. We have focused on “5/1 ARMs” (rate is fixed for the first five years, then resets annually for the remaining 25 years) that are trading at discounts to par as we believe they offer attractive expected returns relative to other high-quality, short-duration alternatives over a broad range of scenarios.

Duration Positioning

We have moderated somewhat our defensive duration position in light of generally higher yields across the board and the specific opportunities in MBS and corporates described above; nevertheless, we remain concerned that long-term (10+ years to maturity) interest rates could rise further given our expectations for continued U.S. economic growth and rising inflation. As a result, we continue to target a duration position shorter than that of the LBAG. In today’s flat yield curve environment, this positioning (holding a greater proportion of short-term securities) does not adversely affect the Fund’s yield.

In Closing

We will continue to utilize our bottom-up research process as we closely monitor existing holdings and identify new opportunities in our efforts to add to the Fund’s yield and total return potential over our extended investment horizon while maintaining a high average quality portfolio (currently, Aa average)3. Thank you for your continued confidence in the Dodge & Cox Income Fund.

For the Board of Trustees,

Harry R. Hagey, Chairman	Dana M. Emery, Vice President

August 4, 2006

Growth of $10,000 Over 10 Years

For an investment made on June 30, 1996

Average Annual Total Return

for periods ended June 30, 2006

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	0.40%	5.42%	6.53%
Lehman Brothers Aggregate Bond Index (LBAG)	(0.81)	4.97	6.22

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[2]	LIBOR (London Interbank Offered Rate) is the rate of interest at which banks borrow funds from other banks in the London interbank market. It is a widely and internationally used reference rate for short term interest rates.
[3]	The Fund may invest in securities rated below Aa. As of June 30, 2006, 30.9% of the Fund was rated below Aa [which includes 12.5% rated below investment grade (below Baa)].

Dodge & Cox Income Fund / 2

Fund Expense Example

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison with Other Mutual Funds

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2006	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,000.90	$2.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.21
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Income Fund

Fund Information	June 30, 2006

General Information

Net Asset Value Per Share	$12.25
Total Net Assets (billions)	$10.3
Expense Ratio (annualized)	0.44%
2005 Portfolio Turnover Rate	24%
30-Day SEC Yield(a)	5.51%
Fund Inception	1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose nine members’ average tenure at Dodge & Cox is 16 years, and by the Investment Policy Committee, whose 13 members’ (for fixed-income decisions) average tenure at Dodge & Cox is 21 years.

Portfolio Characteristics	Fund	LBAG
Number of Fixed-Income Securities	367	6,824
Average Maturity (years)	6.4	7.2
Effective Duration (years)	4.1	4.8

Five Largest Corporate Issuers(c)	Fund
Ford Motor Credit Co.	3.0%
Time Warner, Inc. (AOL Time Warner)	2.2
GMAC	2.1
Xerox Corp.	2.0
HCA, Inc.	1.9

Credit Quality(d)	Fund	LBAG
U.S. Government & Government Agencies	65.2%	71.3%
Aaa	0.5	7.6
Aa	1.7	5.3
A	4.7	8.3
Baa	13.7	7.5
Ba	11.7	0.0
B	0.8	0.0
Cash Equivalents	1.7	0.0

Average Quality	Aa	AA+

Asset Allocation

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Agency	21.7%	36.4%
Mortgage-Related Securities	43.7	34.9
Asset-Backed Securities/CMBS(b)	0.0(e)	5.7
Corporate	32.9	19.2
Non-Corporate Yankee	0.0	3.8
Cash Equivalents	1.7	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	4.1%	0.0%
1-5	50.8	41.6
5-10	34.5	46.7
10-15	0.9	3.1
15-20	0.5	2.5
20-25	5.7	3.4
25 and Over	3.5	2.7

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to Commercial Mortgage-Backed Securities, which are a component of the LBAG but not currently held by the Fund.
(c)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
(d)	The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. In calculating average quality for the Fund, the investment manager assigns ratings to U.S. Government and Government Agency securities that are higher than the ratings assigned to securities rated Aaa while Lehman Brothers’ methodology assigns the same ratings to these three categories of securities. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.
(e)	Rounds to 0.0%.

Dodge & Cox Income Fund / 4

Portfolio of Investments (unaudited)	June 30, 2006

FIXED-INCOME SECURITIES: 98.3%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 21.7%
U.S. TREASURY: 19.1%
U.S. Treasury Notes
6.625%, 5/15/07	$240,000,000	$242,596,800
3.00%, 11/15/07	475,000,000	461,176,550
3.125%, 10/15/08	125,000,000	119,599,625
3.25%, 1/15/09	400,000,000	382,218,800
3.625%, 7/15/09	435,000,000	416,835,270
3.375%, 9/15/09	275,000,000	261,024,500
3.50%, 11/15/09	100,000,000	95,050,800

		1,978,502,345
GOVERNMENT AGENCY: 2.6%
Small Business Administration (504)
Series 91-20K, 8.25%, 11/1/11	562,760	583,894
Series 92-20B, 8.10%, 2/1/12	348,047	360,579
Series 92-20C, 8.20%, 3/1/12	1,055,193	1,095,432
Series 92-20D, 8.20%, 4/1/12	626,670	651,050
Series 92-20G, 7.60%, 7/1/12	1,233,344	1,270,610
Series 92-20H, 7.40%, 8/1/12	916,931	942,415
Series 92-20I, 7.05%, 9/1/12	1,064,062	1,088,486
Series 92-20J, 7.00%, 10/1/12	1,591,568	1,627,489
Series 92-20K, 7.55%, 11/1/12	1,480,802	1,527,653
Series 92-20L, 7.45%, 12/1/12	820,288	845,372
Series 93-20B, 7.00%, 2/1/13	1,154,580	1,180,682
Series 93-20C, 6.50%, 3/1/13	3,528,574	3,581,201
Series 93-20D, 6.75%, 4/1/13	1,309,002	1,334,170
Series 93-20E, 6.55%, 5/1/13	4,305,837	4,375,468
Series 93-20F, 6.65%, 6/1/13	1,472,696	1,499,367
Series 93-20L, 6.30%, 12/1/13	2,495,172	2,525,848
Series 94-20A, 6.50%, 1/1/14	2,817,085	2,859,299
Series 94-20D, 7.70%, 4/1/14	932,606	960,430
Series 94-20E, 7.75%, 5/1/14	2,501,538	2,593,534
Series 94-20F, 7.60%, 6/1/14	1,592,601	1,648,128
Series 94-20G, 8.00%, 7/1/14	1,107,706	1,150,470
Series 94-20H, 7.95%, 8/1/14	1,231,730	1,279,128
Series 94-20I, 7.85%, 9/1/14	1,597,641	1,657,634
Series 94-20K, 8.65%, 11/1/14	1,077,334	1,132,502
Series 94-20L, 8.40%, 12/1/14	1,019,753	1,068,877
Series 95-20A, 8.50%, 1/1/15	420,025	439,413
Series 95-20C, 8.10%, 3/1/15	897,741	935,276
Series 97-20E, 7.30%, 5/1/17	1,835,509	1,897,559
Series 97-20J, 6.55%, 10/1/17	2,460,817	2,509,194
Series 98-20C, 6.35%, 3/1/18	10,203,963	10,366,808
Series 98-20H, 6.15%, 8/1/18	3,625,499	3,668,451
Series 98-20L, 5.80%, 12/1/18	2,017,806	2,023,286
Series 99-20C, 6.30%, 3/1/19	2,475,338	2,516,506
Series 99-20G, 7.00%, 7/1/19	5,899,535	6,111,402
Series 99-20I, 7.30%, 9/1/19	1,929,120	2,015,378
Series 01-20G, 6.625%, 7/1/21	13,419,300	13,870,469
Series 01-20L, 5.78%, 12/1/21	30,610,009	30,672,980
Series 02-20L, 5.10%, 12/1/22	7,429,538	7,169,769
Series 04-20L, 4.87%, 12/1/24	8,473,371	7,990,139
Series 05-20B, 4.625%, 2/1/25	11,343,034	10,516,912

	PAR VALUE	VALUE
Small Business Administration (504) (continued)
Series 05-20C, 4.95%, 3/1/25	$7,697,146	$7,399,074
Series 05-20E, 4.84%, 5/1/25	22,174,634	20,824,815
Series 05-20G, 4.75%, 7/1/25	19,613,096	18,306,225
Series 05-20I, 4.76%, 9/1/25	23,051,788	21,496,129
Series 06-20A, 5.21%, 1/1/26	22,492,000	21,612,462
Series 06-20B, 5.35%, 2/1/26	6,430,000	6,232,976
Series 06 20C, 5.57%, 3/1/26	33,230,000	32,661,820

		270,076,761

		2,248,579,106
MORTGAGE-RELATED SECURITIES: 43.7%
FEDERAL AGENCY CMO & REMIC: 4.3%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	498,319	522,963
Trust 1997-2Z, 7.50%, 6/15/27	41,136,746	42,523,347
Trust 1998-1 1A, 8.161%, 10/15/27	1,416,569	1,474,490
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,002,052
Trust 1998-58 PX, 6.50%, 9/25/28	3,746,697	3,807,864
Trust 1998-58 PC, 6.50%, 10/25/28	20,845,647	21,169,614
Trust 2002-33 A1, 7.00%, 6/25/32	7,194,731	7,338,174
Trust 2001-T4 A1, 7.50%, 7/25/41	6,093,634	6,255,021
Trust 2001-T10 A1, 7.00%, 12/25/41	10,283,247	10,469,170
Trust 2002-90 A1, 6.50%, 6/25/42	13,500,628	13,547,817
Trust 2002-W6 2A1, 7.00%, 6/25/42	11,744,462	11,960,157
Trust 2002-W8 A2, 7.00%, 6/25/42	5,919,798	6,013,531
Trust 2003-W2 1A2, 7.00%, 7/25/42	36,857,668	37,267,418
Trust 2003-W4 3A, 7.00%, 10/25/42	10,865,756	11,034,999
Trust 2003-07 A1, 6.50%, 12/25/42	15,574,571	15,694,240
Trust 2003-W1 1A1, 6.50%, 12/25/42	22,961,581	23,121,860
Trust 2003-W1 2A, 7.50%, 12/25/42	10,502,463	10,785,909
Trust 2004-W2 5A, 7.50%, 3/25/44	51,919,962	53,643,600
Trust 2004-W8 3A, 7.50%, 6/25/44	28,855,663	29,783,073
Trust 2005-W1 1A3, 7.00%, 10/25/44	26,863,087	27,330,497
Trust 2001-79 BA, 7.00%, 3/25/45	3,361,135	3,423,644
Trust 2006-W1 1A1, 6.50%, 12/25/45	3,622,622	3,655,984
Trust 2006-W1 1A2, 7.00%, 12/25/45	23,869,728	24,424,532
Trust 2006-W1 1A3, 7.50%, 12/25/45	376,616	390,560
Trust 2006-W1 1A4, 8.00%, 12/25/45	28,070,477	29,424,665
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	2,176,424	2,176,391
Series 1601 PJ, 6.00%, 10/15/08	10,272,915	10,274,665
Series (GN) 37 I, 6.00%, 6/17/22	1,856,787	1,854,143
Series 2374 QG, 6.00%, 2/15/30	205,146	204,759
Series 2439 LG, 6.00%, 9/15/30	13,589,522	13,608,638
Series T-48 1A, 7.10%, 7/25/33	10,375,219	10,611,496
Ginnie Mae 7.25%, 7/16/28	4,468,685	4,541,460

		447,336,733
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 39.2%
Fannie Mae, 10 Year 5.881%, 9/1/12	25,552,163	25,726,077
Fannie Mae, 15 Year
5.50%, 9/1/14-12/1/18	357,652,804	351,684,396

5 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae, 15 Year (continued)
6.00%, 4/1/13-12/1/20	$814,079,923	$816,976,969
6.50%, 11/1/12-11/1/18	243,125,637	246,615,789
7.00%, 7/1/08-12/1/11	2,446,999	2,477,477
7.50%, 11/1/14-8/1/17	26,042,832	27,007,417
8.00%, 8/1/10	46,002	46,286
Fannie Mae, 20 Year
6.50%, 4/1/19-10/1/24	78,872,620	79,798,159
Fannie Mae, 30 Year
4.219%, 9/1/34	24,089,053	23,232,723
4.50%, 9/1/33-10/1/33	61,900,468	56,403,734
4.501%, 1/1/35	77,443,455	75,580,117
4.603%, 10/1/34	28,998,014	28,417,216
4.714%, 8/1/34	6,406,483	6,272,980
4.799%, 1/1/36	44,535,039	43,831,749
4.854%, 8/1/35	63,515,723	62,073,164
5.00%, 3/1/34	191,240,923	179,632,871
5.002%, 9/1/35	28,343,204	27,697,444
5.046%, 7/1/35	157,698,047	155,088,409
5.062%, 4/1/35	36,612,251	36,073,190
5.50%, 5/1/34	223,102,741	215,227,304
6.00%, 2/1/34-7/1/35	707,595,353	698,928,240
6.50%, 12/1/32-1/1/34	226,875,050	228,944,373
7.00%, 4/1/32	4,838,412	4,960,102
7.50%, 9/1/07	129,329	129,774
8.00%, 1/1/12-8/1/22	263,063	269,276
Fannie Mae Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,570,000	12,735,451
Pool 555162, 4.834%, 1/1/13	17,377,220	16,633,598
Pool 555191, 4.843%, 2/1/13	19,557,062	18,720,986
Pool 555172, 5.578%, 12/1/12	3,668,469	3,641,807
Pool 545685, 6.017%, 4/1/12	29,098,335	29,347,179
Pool 545708, 6.055%, 5/1/12	2,563,157	2,595,119
Pool 545209, 6.126%, 10/1/11	43,884,627	44,502,314
Pool 545059, 6.224%, 5/1/11	22,866,702	23,245,410
Pool 323822, 6.511%, 7/1/09	6,235,038	6,324,500
Pool 160329, 7.15%, 10/1/15	6,061,619	6,397,392
Freddie Mac, 30 Year
7.25%, 1/1/08	237	237
7.50%, 10/1/08	4,407	4,419
8.00%, 1/1/08 - 8/1/09	20,009	20,089
8.25%, 5/1/09	35	35
Freddie Mac Gold, 15 Year
4.16%, 3/1/35	13,737,544	13,168,976
5.50%, 11/1/13-11/1/18	83,476,666	82,030,675
6.00%, 4/1/13-2/1/19	165,132,669	165,411,557
6.50%, 2/1/11-9/1/18	91,918,817	93,015,971
7.00%, 11/1/08-3/1/12	2,235,929	2,272,151
Freddie Mac Gold, 20 Year
6.50%, 7/1/21-4/1/22	5,779,704	5,852,151
Freddie Mac Gold, 30 Year
4.321%, 8/1/34	17,807,456	17,274,100
4.706%, 8/1/35	20,413,388	19,765,396
6.50%, 5/1/17-12/1/32	53,190,733	53,735,232

	PAR VALUE	VALUE
Freddie Mac Gold, 30 Year (continued)
7.00%, 4/1/31	$28,253,011	$28,996,160
7.90%, 2/17/21	3,354,543	3,507,072
Ginnie Mae, 15 Year 7.00%, 4/15/09	760,295	768,955
Ginnie Mae, 30 Year
7.00%, 5/15/28	2,622,629	2,705,326
7.50%, 9/15/17-5/15/25	8,776,089	9,122,341
7.80%, 6/15/20-1/15/21	2,279,398	2,330,119

		4,057,219,954
PRIVATE LABEL CMO & REMIC SECURITIES: 0.2%
GSMPS Mortgage Loan Trust, Series 2004-4 1A4 8.50%, 6/25/34(b)	17,034,474	17,810,147

		4,522,366,834
ASSET-BACKED SECURITIES: 0.0%(d)
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(d)
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/08	1,063,169	1,065,543
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/08	745,030	746,717

		1,812,260
CORPORATE: 32.9%
FINANCIALS: 6.3%
BankAmerica Capital II(a) 8.00%, 12/15/26, callable 2006	14,250,000	14,924,082
BankAmerica Capital VI(a) 5.625%, 3/8/35	21,450,000	18,381,620
BankAmerica Capital XI(a) 6.625%, 5/23/36	10,000,000	9,878,520
Boston Properties, Inc.
6.25%, 1/15/13	50,036,000	50,479,819
5.625%, 4/15/15	34,195,000	32,945,002
5.00%, 6/1/15	15,309,000	14,043,956
Citicorp Capital I(a) 7.933%, 2/15/27, callable 2007	6,375,000	6,690,480
Citicorp Capital II(a) 8.015%, 2/15/27, callable 2007	10,300,000	10,818,657
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,065,000	4,104,288
EOP Operating Limited Partnership(c)
7.00%, 7/15/11	33,470,000	34,770,778
5.875%, 1/15/13	37,700,000	36,947,093
4.75%, 3/15/14	83,475,000	75,712,242
HSBC Holdings PLC 6.50%, 5/2/36	27,500,000	27,034,645
JPMorgan Chase (Bank One) Capital III(a) 8.75%, 9/1/30	19,130,000	23,604,086
Kaupthing Bank(b) 7.125%, 5/19/16	76,000,000	76,022,800
Safeco Corp.
4.875%, 2/1/10	15,115,000	14,671,360
7.25%, 9/1/12	17,873,000	19,093,976

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 6

Portfolio of Investments (unaudited)	June 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10	$21,425,000	$23,012,957
5.00%, 3/15/13	16,295,000	15,493,970
5.50%, 12/1/15	11,135,000	10,517,353
6.25%, 6/20/16	26,000,000	25,888,408
UnumProvident Corp.
7.625%, 3/1/11	20,734,000	21,604,538
6.85%, 11/15/15(b)	11,700,000	11,501,837
7.19%, 2/1/28	11,640,000	10,513,760
6.75%, 12/15/28	12,755,000	11,470,508
7.375%, 6/15/32	29,670,000	28,756,698
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	23,905,000	22,777,784

		651,661,217
INDUSTRIALS: 24.7%
AT&T Corp.
7.30%, 11/15/11	37,705,000	40,025,102
8.00%, 11/15/31	113,325,000	130,108,772
CIGNA Corp.
7.00%, 1/15/11	13,565,000	14,093,859
6.375%, 10/15/11	28,650,000	29,044,195
7.65%, 3/1/23	3,330,000	3,531,398
7.875%, 5/15/27	27,615,000	30,342,036
8.30%, 1/15/33	4,925,000	5,579,424
Comcast Corp.
5.30%, 1/15/14	74,525,000	70,115,803
5.85%, 11/15/15	24,700,000	23,787,483
5.90%, 3/15/16	33,675,000	32,354,165
Cox Communications, Inc. 5.45%, 12/15/14	104,495,000	96,615,868
Dillard’s, Inc.
6.625%, 11/15/08	4,985,000	4,997,463
7.13%, 8/1/18	23,715,000	22,410,675
7.75%, 7/15/26	21,666,000	20,528,535
7.75%, 5/15/27	12,803,000	12,130,843
7.00%, 12/1/28	28,825,000	25,510,125
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	51,093,555
6.00%, 10/1/12	9,600,000	9,670,762
7.375%, 11/1/29	29,514,000	32,779,488
Electronic Data Systems Corp. 6.50%, 8/1/13	60,340,000	59,526,375
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	7,105,000	7,661,300
7.60%, 6/1/25	13,500,000	14,384,655
6.70%, 9/15/28	12,950,000	12,627,532
8.75%, 5/15/29	39,997,000	47,863,530
7.875%, 3/1/30	34,645,000	38,077,142
6.90%, 1/15/32	15,465,000	15,483,032
6.70%, 7/15/34	12,350,000	12,060,121
7.875%, 8/15/36, callable 2016	7,825,000	8,140,308

	PAR VALUE	VALUE
Ford Motor Credit Co.
5.80%, 1/12/09	$30,250,000	$27,635,432
7.375%, 10/28/09	10,100,000	9,337,834
7.375%, 2/1/11	75,465,000	67,572,719
7.25%, 10/25/11	227,020,000	201,383,766
General Electric Co. 5.00%, 2/1/13	34,994,000	33,518,618
GMAC 6.875%, 9/15/11	227,230,000	216,813,777
HCA, Inc.
8.75%, 9/1/10	54,595,000	57,557,598
7.875%, 2/1/11	33,675,000	34,400,090
6.25%, 2/15/13	39,655,000	37,028,649
6.75%, 7/15/13	28,883,000	27,581,185
5.75%, 3/15/14	28,675,000	25,640,898
6.50%, 2/15/16	19,690,000	18,205,886
Health Net, Inc. 8.375%, 4/15/11	66,020,000	73,853,999
Hess Corp. (Amerada Hess) 7.875%, 10/1/29	33,870,000	37,787,845
Hewlett-Packard Co. 5.50%, 7/1/07	35,945,000	35,873,865
Liberty Media Corp.
8.50%, 7/15/29	16,375,000	15,925,867
4.00%, 11/15/29, exchangeable	25,500,000	15,682,500
8.25%, 2/1/30	23,150,000	22,157,745
3.75%, 2/15/30, exchangeable	38,285,000	21,535,313
Lockheed Martin Corp.
7.65%, 5/1/16	15,025,000	16,864,180
8.50%, 12/1/29	16,684,000	20,999,150
Raytheon Co.
6.75%, 8/15/07	6,756,000	6,821,614
6.55%, 3/15/10	10,150,000	10,387,409
7.20%, 8/15/27	4,905,000	5,402,328
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	119,983,000	129,188,696
7.70%, 5/1/32	95,449,000	103,738,937
Wellpoint, Inc.
5.00%, 12/15/14	14,225,000	13,230,559
5.25%, 1/15/16	71,020,000	66,559,518
Wyeth
5.50%, 3/15/13	10,070,000	9,803,407
5.50%, 2/1/14	110,215,000	106,494,582
Wyeth (American Home Products) 6.95%, 3/15/11	8,155,000	8,507,312
Xerox Corp.
9.75%, 1/15/09	28,850,000	30,797,375
7.125%, 6/15/10	77,640,000	78,222,300
6.875%, 8/15/11	52,550,000	52,221,562
6.40%, 3/15/16	22,795,000	21,512,781
7.20%, 4/1/16	24,396,000	24,456,990

		2,555,245,832

7 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
TRANSPORTATION: 1.9%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	$6,283,000	$5,744,459
4.875%, 1/15/15	3,085,000	2,877,429
7.57%, 1/2/21	11,945,760	13,090,642
8.251%, 1/15/21	1,173,957	1,340,706
5.72%, 1/15/24	30,250,000	30,028,258
CSX Transportation, Inc. 9.75%, 6/15/20	10,072,000	13,054,863
FedEx Corp. 6.72%, 1/15/22	7,988,508	8,305,093
Norfolk Southern Corp.
7.70%, 5/15/17	13,515,000	15,282,667
9.75%, 6/15/20	13,908,000	18,178,896
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	12,708,072
5.375%, 5/1/14	22,886,000	22,186,238
4.875%, 1/15/15	9,885,000	9,186,219
6.85%, 1/2/19	7,570,951	7,944,350
6.70%, 2/23/19	12,515,007	13,036,132
7.60%, 1/2/20	1,347,506	1,490,180
4.698%, 1/2/24	6,273,458	5,754,329
5.082%, 1/2/29	10,923,461	10,145,501

		190,354,034

		3,397,261,083

TOTAL FIXED-INCOME SECURITIES (Cost $10,389,116,163)		10,170,019,283

SHORT-TERM INVESTMENTS: 1.0%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$51,040,145	$51,040,145
State Street Repurchase Agreement 4.30%, 7/3/06, maturity value $50,578,117 (collateralized by U.S. Treasury Securities, value $51,575,825, 4.125%, 8/15/08)	50,560,000	50,560,000

TOTAL SHORT-TERM INVESTMENTS (Cost $101,600,145)		101,600,145

TOTAL INVESTMENTS (Cost $10,490,716,308)	99.3%	10,271,619,428
OTHER ASSETS LESS LIABILITIES	0.7%	70,009,154

TOTAL NET ASSETS	100.0%	$10,341,628,582

(a)	Cumulative preferred security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, all such securities in total represented $156,428,339 or 1.5% of total net assets.
(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.
(d)	Rounds to 0.0%

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 8

Statement of Assets and Liabilities (unaudited)

June 30, 2006
Assets:
Investments, at value (cost $10,490,716,308)	$10,271,619,428
Receivable for paydowns on mortgage-backed securities	775,399
Receivable for Fund shares sold	15,424,646
Interest receivable	109,523,406
Prepaid expenses and other assets	16,732

10,397,359,611

Liabilities:
Payable for investments purchased	23,436,913
Payable for Fund shares redeemed	28,167,366
Management fees payable	3,401,427
Accrued expenses	725,323

55,731,029

Net Assets	$10,341,628,582

Net Assets Consist of:
Paid in capital	$10,652,136,038
Undistributed net investment income	6,741,612
Undistributed net realized loss on investments	(98,152,188)
Net unrealized depreciation on investments	(219,096,880)

$10,341,628,582

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	844,055,254
Net asset value per share	$12.25

Statement of Operations (unaudited)

Six Months Ended June 30, 2006
Investment Income:
Interest	$251,796,972

Expenses:
Management fees	19,908,385
Custody and fund accounting fees	93,349
Transfer agent fees	1,198,696
Professional services	45,498
Shareholder reports	301,120
Registration fees	230,775
Trustees’ fees	82,500
Miscellaneous	33,941

21,894,264

Net Investment Income	229,902,708

Realized and Unrealized Loss on Investments:
Net realized loss	(9,055,410)
Net change in unrealized depreciation	(207,714,454)

Net realized and unrealized loss	(216,769,864)

Net Increase in Net Assets from Operations	$13,132,844

Statement of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment income	$229,902,708	$353,678,523
Net realized gain (loss)	(9,055,410)	20,155,850
Net change in unrealized appreciation/depreciation	(207,714,454)	(200,036,683)

Net increase in net assets from operations	13,132,844	173,797,690

Distributions to Shareholders from:
Net investment income	(245,119,141)	(390,586,222)
Net realized gain	—	—

Total distributions	(245,119,141)	(390,586,222)

Fund Share Transactions:
Proceeds from sale of shares	1,930,148,037	3,244,793,643
Reinvestment of distributions	209,644,555	334,969,730
Cost of shares redeemed	(1,175,943,684)	(1,623,405,388)

Net increase from Fund share transactions	963,848,908	1,956,357,985

Total increase in net assets	731,862,611	1,739,569,453

Net Assets:
Beginning of period	9,609,765,971	7,870,196,518

End of period (including undistributed net investment income of $6,741,612 and $6,670,694, respectively)	$10,341,628,582	$9,609,765,971

Share Information:
Shares sold	154,703,809	254,312,934
Distributions reinvested	17,040,499	26,493,475
Shares redeemed	(94,295,822)	(127,349,477)

Net increase in shares outstanding	77,448,486	153,456,932

9 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gains and losses on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other

Dodge & Cox Income Fund / 10

Notes to Financial Statements (unaudited) (continued)

ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees. All officers and four of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At June 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the period ended June 30, 2006 were characterized as follows for federal income tax purposes:

Ordinary income ($0.30 per share)	$245,119,141
Long-term capital gain	—

Total distributions ($0.30 per share)	$245,119,141

At June 30, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$55,320,985
Unrealized depreciation	(274,417,865)

Net unrealized depreciation	(219,096,880)
Undistributed ordinary income	6,741,612
Accumulated capital loss	(31,567,532)
Capital loss carryforward†	(66,584,656)

†	Represents accumulated capital loss which may be carried forward to offset future capital gains. This carryforward expires as follows:

Expiring in 2011	$14,093,589
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019

$66,584,656

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2006, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $801,079,957 and $135,267,946, respectively. For the period ended June 30, 2006, purchases and sales of U.S. government securities aggregated $1,889,432,538 and $1,469,160,278, respectively.

11 / Dodge & Cox Income Fund

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Six months ended June 30,	Year Ended December 31,
	2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.54	$12.84	$12.92	$12.77	$12.20	$11.80

Income from investment operations:
Net investment income	0.30	0.55	0.54	0.60	0.66	0.74
Net realized and unrealized gain (loss)	(0.29)	(0.30)	(0.08)	0.15	0.62	0.46

Total from investment operations	0.01	0.25	0.46	0.75	1.28	1.20

Distributions to shareholders from:
Net investment income	(0.30)	(0.55)	(0.54)	(0.60)	(0.66)	(0.74)
Net realized gain	—	—	—	—	(0.05)	(0.06)

Total distributions	(0.30)	(0.55)	(0.54)	(0.60)	(0.71)	(0.80)

Net asset value, end of period	$12.25	$12.54	$12.84	$12.92	$12.77	$12.20

Total return	0.09%	1.98%	3.64%	5.97%	10.75%	10.32%
Ratios/supplemental data:
Net assets, end of period (millions)	$10,342	$9,610	$7,870	$5,697	$3,405	$1,512
Ratio of expenses to average net assets	0.44%*	0.44%	0.44%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	4.63%*	3.99%	3.61%	3.93%	5.38%	6.18%
Portfolio turnover rate	16%	24%	30%	41%	31%	40%

*	Annualized

See accompanying Notes to Financial Statements

Fund Holdings

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

Dodge & Cox Income Fund / 12

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13 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 14

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, Vice President and Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

ITEM 2.	CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer, is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. Disclosure required in registrant’s annual Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant‘s principal executive officer and principal financial officer are aware of no changes in the registrant‘s internal control over financial reporting that occurred during the registrant‘s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The registrant‘s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DODGE & COX FUNDS

By:	/S/ HARRY R. HAGEY
Harry R. Hagey Chairman—Principal Executive Officer

Date August 11, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

DODGE & COX FUNDS

By:	/S/ HARRY R. HAGEY
Harry R. Hagey Chairman—Principal Executive Officer

By:	/S/ JOHN M. LOLL
John M. Loll Treasurer—Principal Financial Officer

Date August 11, 2006